Exhibit 21.1
Subsidiaries of the Company

Listed below are subsidiaries of UnitedHealth Group Incorporated as of December 31, 2021. Those subsidiaries not listed would not, in the aggregate, constitute a “significant subsidiary” of UnitedHealth Group Incorporated, as that term is defined in Rule 1-02(w) of Regulation S-X.

Name of Entity	State of Jurisdiction or Domicile	Doing Business As
1070715 B.C. Unlimited Liability Company	British Columbia
1st Avenue Pharmacy, Inc.	Washington	1st Avenue Pharmacy Genoa Healthcare
310 Canyon Medical, LLC	California
4C Medical Group, PLC	Arizona
4C MSO LLC	Delaware
5995 Minnetonka, LLC	Delaware
ABCO International Holdings, LLC	Delaware
AbleTo Behavioral Health Services, P.C.	Connecticut
AbleTo, Inc.	Delaware
Accurate Rx Pharmacy Consulting, LLC	Missouri	Abacus Abacus 340B Management Diplomat Specialty Infusion Group
ACN Group IPA of New York, Inc.	New York
ACN Group of California, Inc.	California
Administradora Clínica La Colina S.A.S.	Colombia
Administradora Country S.A.S.	Colombia
Administradora Médica Centromed S.A.	Chile
Advanced Surgery Center of Clifton, LLC	New Jersey
Advanced Surgical Center, LLC	Texas
Advanced Surgical Hospital, LLC	Pennsylvania
Advocate Condell Ambulatory Surgery Center, LLC	Illinois
Advocate Southwest Ambulatory Surgery Center, L.L.C.	Illinois
Advocate-SCA Partners, LLC	Delaware
AHN Accountable Care Organization, LLC	Indiana
AHN Central Services, LLC	Indiana
AHN Target Holdings, LLC	Delaware
Aliansalud Entidad Promotora de Salud S.A.	Colombia
All Savers Insurance Company	Indiana
All Savers Life Insurance Company of California	California
Alliance Surgical Center, LLC	Florida	AdventHealth Surgery Center - Lake Mary
Allina Health Heart and Vascular Surgery Center, LLC	Minnesota
Allina Health Surgery Center-Brooklyn Park, LLC	Minnesota
Aloha Surgical Center, LLC	Tennessee
Ambient Healthcare, Inc.	Florida
Ambient Holdings, Inc.	Delaware
American Health Network of Indiana Care Organization, LLC	Indiana
American Health Network of Indiana II, LLC	Indiana	HealthCare Network
American Health Network of Indiana, LLC	Indiana
American Health Network of Kentucky, LLC	Kentucky

American Health Network of Ohio Care Organization, LLC	Ohio
American Health Network of Ohio II, LLC	Ohio
American Health Network of Ohio, LLC	Ohio
American Physicians, Inc.	Arizona
AmeriChoice Corporation	Delaware
AmeriChoice of New Jersey, Inc.	New Jersey
Amico Saúde Ltda.	Brazil
Amil Assistência Médica Internacional S.A.	Brazil
AMIL International S.á.r.l.	Luxembourg
Análisis Clínicos ML S.A.C.	Peru
Angiografia e Hemodinâmica Madre Theodora Ltda.	Brazil
Anne Arundel-SCA Holdings, LLC	Maryland
Anne Arundel-SCA Surgicenter, LLC	Maryland
Antelope Valley Surgery Center, L.P.	California
Apothecary Holdings, Inc.	Delaware
AppleCare Medical Management, LLC	Delaware	Optum
APS – Assistência Personalizada à Saúde Ltda.	Brazil
Aquitania Chilean Holding SpA	Chile
Arcadia JV Holdings, LLC	Delaware
Arcadia Outpatient Surgery Center, L.P.	California
ArchWell Health MSO, LLC	Delaware
ArchWell Health Professional Services Holding Co.	Delaware
ArchWell Health Professional Services of Alabama, LLC	Alabama
Archwell Health Professional Services of Arizona, LLC	Arizona
Archwell Health Professional Services of Nebraska, LLC	Nebraska
ArchWell Health Professional Services of North Carolina, P.C.	North Carolina
ArchWell Health Professional Services of Oklahoma, LLC	Oklahoma
ArchWell Health, LLC	Delaware
Arise Physician Group	Texas
Arizona Physicians IPA, Inc.	Arizona	UnitedHealthcare Community Plan
Arlington Surgery Center, LLC	Texas
ASC Holdings of New Jersey, LLC	New Jersey
ASC Network, LLC	Delaware
ASC Operators-East Bay, LLC	California
ASC Operators-San Francisco, LLC	California
ASC Operators-San Luis Obispo, LLC	California
ASC Operators-Santa Rosa, LLC	California
ASC Operators-South Bay, LLC	California
Aspectus, Inc.	Massachusetts
Associação Lusíadas Knowledge Center – Health Education and Research	Portugal
ASV-HOPCo-SCA Cornerstone, LLC	Florida
ASV-HOPCo-SCA Florida, LLC	Florida
Audax Health Solutions, LLC	Delaware
Aurora Hospitalist, P.C.	New York
Austin Center For Outpatient Surgery, L.P.	Georgia
Aventura Medical Tower Surgery Center, LLC	Florida

Avery Parent Holdings, Inc.	Delaware
Aveta Inc.	Delaware
AxelaCare Intermediate Holdings, LLC	Delaware	Alaska Business License #2143943
AxelaCare, LLC	Delaware
B.R.A.S.S. Partnership in Commendam	Louisiana
Ball Outpatient Surgery Center, LLC	Indiana
Banmédica Colombia S.A.S.	Colombia
Banmédica Internacional SpA	Chile
Banmédica S.A.	Chile
Barranca Surgery Center, LLC	Delaware
Beach Surgical Holdings II, LLC	California
Beach Surgical Holdings III, LLC	California
Beach Surgical Holdings LLC	California
Beaver Medical Group, P.C.	California
Bedford Physicians Risk Retention Group, Inc.	Vermont
Behavioral Healthcare Options, Inc.	Nevada
Beltway Surgery Centers, L.L.C.	Indiana
Benefit Administration for the Self Employed, L.L.C.	Iowa
Benefitter Insurance Solutions, Inc.	Delaware
Bergan Mercy Surgery Center, LLC	Nebraska
Bergen-Passaic Cataract Laser and Surgery Center, LLC	Delaware
Bessler, MD, PLLC	Nevada
Bind Benefits, Inc.	Delaware	BIND
Bind LH Holdings, Inc.	Delaware
Bind Re, Inc.	Arizona
Birmingham Outpatient Surgery Center, Ltd.	Alabama
Birmingham Outpatient Surgical Center, LLC	Delaware
Bloomfield ASC, LLC	Connecticut
Blue Ridge Day Surgery Center, L.P.	Tennessee
Blue Ridge GP, LLC	North Carolina
Blue Ridge Properties, LLC	Delaware
Boca Raton Outpatient Surgery & Laser Center, LTD.	Florida
Bordeaux (Barbados) Holdings I, SRL	Barbados
Bordeaux (Barbados) Holdings II, SRL	Barbados
Bordeaux (Barbados) Holdings III, S.r.l.	Barbados
Bordeaux Holding SpA	Chile
Bordeaux International Holdings, Inc.	Delaware
Bordeaux UK Holdings I Limited	United Kingdom
Bordeaux UK Holdings II Limited	United Kingdom
Bordeaux UK Holdings III Limited	United Kingdom
BOSC Holdings, LLC	Indiana
Bosque Medical Center Ltda.	Brazil
Brandon Ambulatory Surgery Center, LC	Florida
BriovaRx Infusion Services 102, LLC	Delaware
BriovaRx of Florida, Inc.	Delaware	BriovaRx of Florida
BriovaRx of Maine, Inc.	Maine	BriovaRx
BriovaRx of Massachusetts, LLC	Massachusetts

BSC Holdings, LLC	Indiana
Cabin Enterprises, LLC	Delaware
Cabin Holdings, LLC	Delaware
California Medical Group Insurance Company, Risk Retention Group	Arizona
Camp Hill Ambulatory Centers	Pennsylvania
Camp Hill-SCA Centers, LLC	Delaware
Capital City Medical Group, L.L.C.	Louisiana
Cardinal Holding Company, LLC	Delaware
Care Improvement Plus Group Management, LLC	Maryland
Care Improvement Plus of Texas Insurance Company	Texas	Care Improvement Plan
Care Improvement Plus South Central Insurance Company	Arkansas
Care Improvement Plus Wisconsin Insurance Company	Wisconsin
Care Logistics, LLC	Delaware	Advanced Care Logistics LLC
CareMount Dental Member, LLC	Delaware
CareMount Health Solutions ACO, LLC	New York
CareMount Health Solutions Employer, LLC	Delaware
CareMount Health Solutions, LLC	Delaware
CareMount Holding, LLC	New York
CareMount Medical Foundation, Inc.	New York
CareMount Value Partners IPA, LLC	New York	Optum IPA of New York
Carr, PLLC	Tennessee
Casa de Saúde Santa Therezinha Ltda.	Brazil
Castle Ambulatory Surgery Center, LLC	Hawaii
Castle Rock SurgiCenter, LLC	Colorado
Catalyst360, LLC	Delaware	CATALYST360 INSURANCE SERVICES, LLC
Catamaran 2 Unlimited Company	Dublin
Catamaran Finance (Ireland) Unlimited Company	Dublin
Catamaran S.á.r.l.	Luxembourg
CCEC Anesthesia Management, LLC	Texas
CDC Holdings Colombia S.A.S.	Colombia
Cedar Park JV Partners, LLC	Texas
Cedar Park Surgery Center, LLC	Texas
Cemed Care – Empresa de Atendimento Clínico Geral Ltda.	Brazil
Center for Quality Improvement, LLC	Delaware
Center for Restorative Surgery at Maple Grove, LLC	Minnesota
Center for Surgery of North Coast L.P.	California
Central Indiana Care Organization, LLC	Indiana
Central Ohio Care Organization, LLC	Ohio
CentrifyHealth, LLC	Delaware
CentriHealth Corporation	Ontario
Centro de Entrenamiento Capacitación en Reanimación y Prevención Limitada	Chile
Centro de Servicios Compartidos Banmédica SpA	Chile
Centro Médico Hospitalar Pitangueiras Ltda.	Brazil
Centro Odontológico Americano S.A.C.	Peru
Centromed Quilpué S.A.	Chile

Centros Médicos y Dentales Multimed Ltda.	Chile
Centura-SCA Holdings, LLC	Colorado
Centurion Casualty Company	Nebraska
Channel Islands Surgicenter Properties, LLC	Delaware
Channel Islands Surgicenter, L.P.	California
Charleston Surgery Center Limited Partnership	South Carolina
Charleston Surgery Properties, LLC	Delaware
Charlotte Surgery Center, LLC	North Carolina
Charlotte Surgery Properties, LTD.	North Carolina
Charlotte-SC, LLC	Delaware
Chatham Orthopaedic ASC, LLC	Georgia
Childrens Surgery Center LLC	Florida
Citrus Regional Surgery Center, L.P.	Tennessee
Claims Management Systems, Inc.	Florida	Health Solutions Systems
Cleburne Surgical Center, LLC	Texas
Clínica Alameda SpA	Chile
Clínica Bío Bío SpA	Chile
Clínica Ciudad del Mar S.A.	Chile
Clínica Dávila y Servicios Médicos S.p.A.	Chile
Clínica del Country S.A.S.	Colombia
Clínica Iquique S.A.	Chile
Clínica Médico Cirúrgica de Santa Tecla, S.A.	Portugal
Clínica Portoazul S.A.	Colombia
Clínica San Felipe S.A.	Peru
Clínica Sánchez Ferrer S.A.	Peru
Clínica Santa María S.p.A.	Chile
Clínica Vespucio S.A.	Chile
Clinical Partners of Colorado Springs, LLC	Colorado
Clinton Partners, LLC	Michigan
CLISA – Clínica de Santo António, S.A.	Portugal
CMO – Centro Médico de Oftalmologia S/S Ltda.	Brazil
CMS – Central de Manipulação e Serviços Farmacêuticos Ltda.	Brazil
Coachella Valley Physicians of PrimeCare, Inc.	California
Coalition for Advanced Pharmacy Services, Inc.	Delaware
Cobranzas Banmédica SpA	Chile
Cogent Healthcare IPA of New York, Inc.	New York
Cogent Healthcare Management of New York, Inc.	New York
Cogent Healthcare of Arizona, P.C.	Arizona
Cogent Healthcare of California, Prof. Corp.	California
Cogent Healthcare of Georgia, P.C.	Georgia
Cogent Healthcare of Illinois, LLC	Illinois
Cogent Healthcare of Iowa, P.C.	Iowa
Cogent Healthcare of Jackson, MS, LLC	Mississippi
Cogent Healthcare of Jacksonville, LLC	Florida
Cogent Healthcare of Mississippi, Inc.	Mississippi
Cogent Healthcare of Missouri, Inc.	Missouri
Cogent Healthcare of Montana, P.C.	Montana

Cogent Healthcare of New Jersey, P.C.	New Jersey
Cogent Healthcare of North Carolina, P.C.	North Carolina
Cogent Healthcare of Oregon, P.C.	Oregon
Cogent Healthcare of Pennsylvania, Inc.	Pennsylvania
Cogent Healthcare of Pensacola, L.L.C.	Florida
Cogent Healthcare of Tennessee, P.C.	Tennessee
Cogent Healthcare of Virginia, Inc.	Virginia
Cogent Healthcare of Washington, P.C.	Washington
Cogent Healthcare, Inc.	Delaware
Cogent Medical Care, P.C.	New York
Cogent Patient Safety Organization, Inc.	Nevada
Cogent/Endion Medical Care of New York, P.C.	New York
COI – Clínicas Oncológicas Integradas S.A.	Brazil
Collaborative Care Holdings, LLC	Delaware
Collaborative Care Services, Inc.	Delaware
Collaborative Realty, LLC	New York
Colmedica Medicina Prepagada S.A.	Colombia
Colonial Outpatient Surgery Center, LLC	Florida
Colorado Innovative Physician Solutions, Inc.	Colorado
Colorado Springs Surgery Center, Ltd.	Colorado
Comfort Care Transportation, LLC	Texas
Comprehensive Hospital Physicians of Florida, Inc.	Florida
Connecticut Surgery Center, Limited Partnership	Connecticut
Connecticut Surgery Properties, LLC	Delaware
Connecticut Surgical Center, LLC	Delaware
ConnectYourCare, Inc.	Delaware
ConnectYourCare, LLC	Maryland
Consorcio Regenero S.A.	Chile
Constructora Inmobiliaria Magapoq S.A.	Chile
Consumer Wellness Solutions, Inc.	Delaware
Continuum Physicians Group of Washington, PLLC	Washington
Continuum Physicians Group, Inc.	Delaware
Cornell Surgicenter, LLC	Oregon
Cornerstone Surgery Center, LLC	Florida
Cornerstone Surgicare, LLC	Florida
Corpus Christi Endoscopy Center, L.L.P.	Texas
Country Scan Ltda.	Colombia
Critical Care Physician of New York, P.C.	New York
Critical Care Physicians of Illinois, LLC	Illinois
Critical Care Physicians of New Jersey, PC	New Jersey
Critical Care Physicians of Pennsylvania, P.C.	Pennsylvania
Cross Timbers Surgery Center, LLC	Texas
Curaspan Health Group, Inc.	Delaware
Cypress Care, Inc.	Delaware	Optum Workers Compensation Services of Georgia
Dallas Inpatient Specialist, PLLC	Texas
Damon Dialysis, LLC	Delaware

Danbury Surgical Center, L.P.	Georgia
Day-Op Surgery Consulting Company, LLC	Delaware
DBP Services of New York IPA, Inc.	New York	OptumCare Network IPA
Dental Benefit Providers of California, Inc.	California
Dental Benefit Providers of Illinois, Inc.	Illinois
Dental Benefit Providers, Inc.	Delaware	DBP Services DBP Services Inc.
Denton Endoscopy Surgery Center, LLC	Texas
Denton Surgery Center, LLC	Texas
Derry Surgical Center, LLC	New Hampshire
Diagnóstico Ecotomográfico Centromed Ltda.	Chile
Diasnóstico por Imágenes Centromed Ltda.	Chile
Digestive Disease Center, L.P.	California
Dilab Medicina Nuclear Ltda.	Brazil
Diplomat Blocker, LLC	Delaware
Diplomat Corporate Properties, LLC	Michigan
Diplomat Pharmacy, Inc.	Michigan	Diplomat Specialty Pharmacy
Diplomat Specialty Pharmacy Great Lakes Distribution Center, LLC	Michigan	Diplomat Specialty Pharmacy
Diplomat Specialty Pharmacy of Chicago, LLC	Michigan	Diplomat Specialty Pharmacy
Diplomat Specialty Pharmacy of Ft. Lauderdale, LLC	Michigan	Diplomat Specialty Pharmacy
Diplomat Specialty Pharmacy of Los Angeles County, LLC	California	Diplomat Specialty Pharmacy
Distance Learning Network, Inc.	Delaware	i3CME OptumHealth Education
Divisadero Holdings, LLC	California
divvyMED, LLC	Delaware	DIVVY DOSE divvyDOSE DIVVYDOSE LLC
DocASAP India Technologies Private Limited	Delhi (NCT)
DocASAP US, LLC	Delaware
DocASAP, Inc.	Delaware
Doctor + S.A.C.	Peru
Dry Creek Surgery Center, LLC	Colorado
DSP Flint Real Estate, LLC	Michigan
DSP-Building C, LLC	Michigan
DTC Surgery Center, LLC	Colorado	OCC Convalescent Center at Inverness OCC Surgery Center at Inverness
Dublin Surgery Center, LLC	Ohio
Duluth Surgical Suites, LLC	Minnesota
Durable Medical Equipment, Inc.	Massachusetts

DWIC of Tampa Bay, Inc.	Florida	Doctor's Walk-In Clinics
MedExpress
MedExpress Urgent Care - Cape Coral, SW Pine Island Rd
MedExpress Urgent Care - Carrollwood
MedExpress Urgent Care - Clearwater
MedExpress Urgent Care - Clewiston, W Sugarland Hwy
MedExpress Urgent Care - Deland, N Woodland Blvd
MedExpress Urgent Care - Fort Meyers, S Cleveland Ave
MedExpress Urgent Care - Golden Gate, Collier Blvd.
MedExpress Urgent Care - Hudson, State Road 52
MedExpress Urgent Care - Jacksonville, Atlantic Blvd.
MedExpress Urgent Care - Jacksonville, Merrill Rd
MedExpress Urgent Care - Lakeland, N Road 98
MedExpress Urgent Care - Largo
MedExpress Urgent Care - Lehigh Acres, Homestead Rd N
MedExpress Urgent Care - Lutz
MedExpress Urgent Care - Mylan - Fountainbleau Aviation
MedExpress Urgent Care - Mylan - Rectrix Aerodrome Centers
MedExpress Urgent Care - New Tampa
MedExpress Urgent Care - North Port, Tuscola Blvd
MedExpress Urgent Care - Northside
MedExpress Urgent Care - Palm Beach Gardens
MedExpress Urgent Care - Port Charlotte, Tamiami Trl
MedExpress Urgent Care - Vero Beach, US Highway 1
MedExpress Urgent Care - West Tampa
MedExpress Urgent Care-Brandon
E Street Endoscopy, LLC	Florida	West Coast Endoscopy Center
Ear Professionals International Corporation	Delaware	EPIC Hearing Healthcare UnitedHealthcare Hearing
East Bay Endoscopy Center, L.P.	Delaware
East Brunswick Surgery Center, LLC	New Jersey
Echo Locum Tenens, Inc.	Delaware
eCode Solutions, LLC	Delaware
Electronic Network Systems, Inc.	Delaware
Elual Participações S.A.	Brazil
EM Orange Tree LLC	California
Emerald Coast Surgery Center, L.P.	Florida
Emisar Pharma Services LLC	Delaware
Emmaus Holdings, LLC	New Jersey
Emmaus Surgical Center, LLC	New Jersey
Empire Physician Management Company, LLC	California
Empremédica S. A.	Peru
Endion Hospitalist North, P.C.	New York
Endion Hospitalist of Western New York, P.C.	New York
Endion Medical Healthcare, P.C.	New York

Endion Medical Services, P.C.	New York
Endoscopy Center Affiliates, Inc.	Delaware
Enterprise Life Insurance Company	Texas
EP Campus I, LLC	Delaware
EPIC Health Plan	California
EPIC Management Services, LLC	Delaware
Equian Parent Corp.	Delaware
Equian, LLC	Indiana	Casualty Recovery Solutions
Esho – Empresa de Serviços Hospitalares S.A.	Brazil
Everett MSO, Inc.	Washington	The Everett Clinic
Excelsior Insurance Brokerage, Inc.	Delaware
Executive Health Resources, Inc.	Pennsylvania
Executive Surgery Center, L.L.C.	Texas
Eye Clinic Oftalmologia Clínico Cirúrgica e Diagnóstico Ltda.	Brazil
Eye Specialists Surgery Centers LLC	Indiana	Marion Eye Specialists Surgery Center Muncie Eye Specialists Surgery Center
Family Health Care Services	Nevada	Southwest Medical Associates Home Health
Family Home Hospice, Inc.	Nevada	OptumCare Palliative Care Southwest Medical Associates Hospice and Palliative Care
Ferrell Physician Services, P.C.	New York
Fideicomiso Clínica Barranquilla Portoazul FA-517	Colombia
First Coast Orthopedic Center, LLC	Florida
First Family Insurance, LLC	Delaware
Florence Surgery Center, L.P.	Tennessee
FMG Holdings, LLC	Delaware
For Health of Arizona, Inc.	Arizona	Geriatrix of Arizona INSPIRIS of Arizona
For Health, Inc.	Delaware
Fort Sutter Medical Building, a California Limited Partnership	California
Fort Worth Endoscopy Centers, LLC	Texas
Fortified Provider Network, Inc.	Arizona
Foundation Surgery Affiliate General of Huntingdon Valley, LLC	Oklahoma
Foundation Surgery Affiliate of Huntingdon Valley, L.P.	Oklahoma
Franklin Surgical Center LLC	New Jersey
Freedom Life Insurance Company of America	Texas
Freeway Surgicenter of Houston, LLC	Texas
Frontier Medex Tanzania Limited	Tanzania
FrontierMEDEX Kenya Limited	Nairobi
FrontierMEDEX US, Inc.	Delaware
FrontierMEDEX, Inc.	Minnesota	UnitedHealthcare Global
Fundación Banmédica	Chile
Gadsden Surgery Center, LLC	Delaware
Gainesville Surgery Center, L.P.	Tennessee
Gainesville Surgery Properties, LLC	Delaware

Genoa Healthcare LLC	Pennsylvania	Alaska Business License #1073614
Genoa Healthcare, Inc.	Delaware
Genoa of Arkansas, LLC	Arkansas
Genoa Technology (Canada) Inc.	British Columbia
Genoa Technology, Inc.	Delaware
Genoa Telepsychiatry, Inc.	Delaware	1DocWay, Inc.
Genoa, QoL Wholesale, LLC	Delaware
gethealthinsurance.com Agency Inc.	Indiana
Gladiolus Surgery Center, L.L.C.	Florida
GLBESC, LLC	Delaware
Glenwood Surgical Center, L.P.	California
Glenwood-SC, Inc.	Tennessee
Global One Ventures, LLC	California	G1 Global 1
Golden Gate Endoscopy Center, LLC	California
Golden Outlook, Inc.	California	Golden Outlook Golden Outlook Insurance Services
Golden Rule Financial Corporation	Delaware
Golden Rule Insurance Company	Indiana
Golden Triangle Surgicenter, L.P.	California
Grandview Surgery Center, LTD.	Pennsylvania
Grants Pass Surgery Center, LLC	Oregon
Greater New Haven ASC, LLC	Connecticut
Greensboro Specialty Surgery Center, LLC	North Carolina
Greenville Surgery Center, LLC	Texas
Greenway Surgical Suites, LLC	Minnesota
Grossmont Surgery Center, L.P.	California
Grove Place Surgery Center, L.L.C.	Florida
H&W Indemnity (SPC), Ltd.	Grand Cayman
H.I. Investments Holding Company, LLC	Delaware
Harken Health Insurance Company	Wisconsin
Harrison Endo Surgical Center, LLC	New Jersey
Hawthorn Place Outpatient Surgery Center, L.P.	Georgia
Hays JV Partners, LLC	Texas
Hays Surgery Center, LLC	Texas
HCentive Technology India Private Limited	Delhi (NCT)
hCentive, Inc.	Delaware
HCP ACO California, LLC	California	HCP ACO California, LLC HealthCare Partners ACO Optum California ACO
Health Care-ONE Insurance Agency, Inc.	California
Health Inventures Employment Solutions, LLC	Delaware
Health Inventures, LLC	Delaware
Health Plan of Nevada, Inc.	Nevada	Health Plan of Nevada HPN
HealthCare Partners Affiliates Medical Group	California
HealthCare Partners ASC-LB, LLC	California	DaVita Medical Group-Surgery Center, Long Beach HealthCare Partners ASC-LB, LLC Optum Surgery Center

HealthCare Partners Management Services California, LLC	Delaware	HealthCare Partners Services, LLC
HealthCare Partners RE, LLC	Delaware	HealthCare Partners RE, LLC
Healthcare Solutions, Inc.	Delaware	Optum Healthcare Solutions of Georgia
HealthEast Surgery Center-Maplewood, LLC	Minnesota
HealthFirst IPA, Inc.	Colorado
HealthMarkets Group, Inc.	Delaware
HealthMarkets Insurance Agency, Inc.	Delaware
HealthMarkets Services, Inc.	Delaware
HealthMarkets, Inc.	Delaware
HealthMarkets, LLC	Delaware
Healthplex America, LLC	Florida
Healthplex Dental Services, Inc.	Florida
Healthplex I.P.A., Inc.	New York
Healthplex Insurance Company	New York
Healthplex of CT, Inc.	Connecticut
Healthplex of DC, Inc.	District of Columbia
Healthplex of MD, Inc.	Maryland
Healthplex of ME, Inc.	Maine
Healthplex of NC, Inc.	North Carolina
Healthplex of NJ, Inc.	New Jersey
Healthplex of TX, Inc.	Texas
Healthplex, Inc.	New York	Healthplex Management Services, Inc.
HealthScope Benefits, Inc.	Delaware	HEALTHSCOPE BENEFIT ADMINISTRATORS
HealthSCOPE Holdings, Inc.	Delaware
Heartland Heart and Vascular, LLC	Delaware
Help Seguros de Vida S.A.	Chile
Help Service S.A.	Chile
Help SpA	Chile
Hemonefro – Hemodiálise e Nefrologia Ltda	Brazil
HFHS-SCA Holdings, LLC	Michigan
Highlands Ranch Healthcare, LLC	Colorado	MedExpress Urgent Care MedExpress Urgent Care Fort Collins Boardwalk Dr MedExpress Urgent Care Glendale Leetsdale Dr MedExpress Urgent Care Longmont S Main St Optum Virtual Care
HMG Holding Corporation	Delaware
HMG Holdings, LLC	Delaware
HMP of Baltimore – USH, P.C.	Maryland
Home Medical S.A.	Chile
Honodav SpA	Chile
Hospice Inspiris Holdings, Inc.	Tennessee
Hospitais Associados de Pernambuco Ltda.	Brazil
Hospital Alvorada Taguatinga Ltda.	Brazil
Hospital Ana Costa S.A.	Brazil
Hospital de Clínicas de Jacarepaguá Ltda.	Brazil

Hospital Santa Helena S.A.	Brazil
Hospitalist Medicine Physician of Broome County, PLLC	New York
Hospitalist Medicine Physician of New York - Binghamton, P.C.	New York
Hospitalist Medicine Physician of New York - Buffalo, P.C.	New York
Hospitalist Medicine Physician of New York - Newburgh, P.C.	New York
Hospitalist Medicine Physician of New York - Nyack, P.C.	New York
Hospitalist Medicine Physician of New York - Patchogue, P.C.	New York
Hospitalist Medicine Physicians of Alabama – TCG, Inc.	Alabama
Hospitalist Medicine Physicians of Alabama – TCS, Inc.	Alabama
Hospitalist Medicine Physicians of Alaska – TCG, LLC	Alaska
Hospitalist Medicine Physicians of Alaska – TCS, LLC	Alaska
Hospitalist Medicine Physicians of Arizona - Goodyear, Inc.	Arizona
Hospitalist Medicine Physicians of Arizona - Nogales, Inc.	Arizona
Hospitalist Medicine Physicians of Arizona - Phoenix II, Inc.	Arizona
Hospitalist Medicine Physicians of Arizona - Phoenix, Inc.	Arizona
Hospitalist Medicine Physicians of Arizona - Sierra Vista, Inc.	Arizona
Hospitalist Medicine Physicians of Arizona – TCG, Inc.	Arizona
Hospitalist Medicine Physicians of Arizona – TCS, Inc.	Arizona
Hospitalist Medicine Physicians of Arizona - Tucson II, Inc.	Arizona
Hospitalist Medicine Physicians of Arizona - Tucson, Inc.	Arizona
Hospitalist Medicine Physicians of Arkansas – TCG, PLLC	Arkansas
Hospitalist Medicine Physicians of Arkansas – TCS, PLLC	Arkansas
Hospitalist Medicine Physicians of Buncombe County, PLLC	North Carolina
Hospitalist Medicine Physicians of California - Apple Valley, PC	California
Hospitalist Medicine Physicians of California - Bakersfield, PC	California
Hospitalist Medicine Physicians of California - Camarillo, PC	California
Hospitalist Medicine Physicians of California - Crescent City, PC	California
Hospitalist Medicine Physicians of California - Fairfield, PC	California
Hospitalist Medicine Physicians of California - Fremont, PC	California
Hospitalist Medicine Physicians of California - Grass Valley, PC	California
Hospitalist Medicine Physicians of California - Jackson, PC	California

Hospitalist Medicine Physicians of California - Oceanside, PC	California
Hospitalist Medicine Physicians of California - Oxnard, PC	California
Hospitalist Medicine Physicians of California - Salinas, PC	California
Hospitalist Medicine Physicians of California - San Bernardino II, PC	California
Hospitalist Medicine Physicians of California - San Bernardino, PC	California
Hospitalist Medicine Physicians of California - San Leandro, PC	California
Hospitalist Medicine Physicians of California - Sonoma, PC	California
Hospitalist Medicine Physicians of California - Stockton II, PC	California
Hospitalist Medicine Physicians of California - Stockton, PC	California
Hospitalist Medicine Physicians of California – TCG, PC	California
Hospitalist Medicine Physicians of California – TCS, PC	California
Hospitalist Medicine Physicians of California - Thousand Oaks, PC	California
Hospitalist Medicine Physicians of California - Vacaville, PC	California
Hospitalist Medicine Physicians of California, Inc.	California
Hospitalist Medicine Physicians of Colorado - Brighton, PC	Colorado
Hospitalist Medicine Physicians of Colorado - Denver, PC	Colorado
Hospitalist Medicine Physicians of Colorado – TCG, PC	Colorado
Hospitalist Medicine Physicians of Colorado – TCS, PC	Colorado
Hospitalist Medicine Physicians of Connecticut - Manchester, LLC	Connecticut
Hospitalist Medicine Physicians of Connecticut - Rockville, LLC	Connecticut
Hospitalist Medicine Physicians of Connecticut – TCG, LLC	Connecticut
Hospitalist Medicine Physicians of Connecticut – TCS, LLC	Connecticut
Hospitalist Medicine Physicians of Connecticut - Wallingford, LLC	Connecticut
Hospitalist Medicine Physicians of Connecticut, LLC	Connecticut
Hospitalist Medicine Physicians of DC – TCG, PC	District of Columbia
Hospitalist Medicine Physicians of DC – TCS, PC	District of Columbia
Hospitalist Medicine Physicians of DC, PC	District of Columbia
Hospitalist Medicine Physicians of Delaware – TCG, LLC	Delaware
Hospitalist Medicine Physicians of Delaware – TCS, LLC	Delaware
Hospitalist Medicine Physicians of Florida - Ft. Lauderdale, LLC	Florida
Hospitalist Medicine Physicians of Florida - Jacksonville II, LLC	Florida
Hospitalist Medicine Physicians of Florida - Jacksonville, LLC	Florida

Hospitalist Medicine Physicians of Florida - Palm Coast, LLC	Florida
Hospitalist Medicine Physicians of Florida – TCG, LLC	Florida
Hospitalist Medicine Physicians of Florida – TCS, LLC	Florida
Hospitalist Medicine Physicians of Fredericksburg, LLC	Virginia
Hospitalist Medicine Physicians of Georgia - Atlanta, PC	Georgia
Hospitalist Medicine Physicians of Georgia - East Point, PC	Georgia
Hospitalist Medicine Physicians of Georgia - Lavonia, PC	Georgia
Hospitalist Medicine Physicians of Georgia - Savannah, PC	Georgia
Hospitalist Medicine Physicians of Georgia – TCG, PC	Georgia
Hospitalist Medicine Physicians of Georgia – TCS, PC	Georgia
Hospitalist Medicine Physicians of Hawaii - Kealakekua, Inc.	Hawaii
Hospitalist Medicine Physicians of Hawaii – TCG, Inc.	Hawaii
Hospitalist Medicine Physicians of Hawaii – TCS, Inc.	Hawaii
Hospitalist Medicine Physicians of Idaho - Nampa, PLLC	Idaho
Hospitalist Medicine Physicians of Idaho – TCG, PLLC	Idaho
Hospitalist Medicine Physicians of Idaho – TCS, PLLC	Idaho
Hospitalist Medicine Physicians of Illinois - Downers Grove, LLC	Illinois
Hospitalist Medicine Physicians of Illinois - Elmhurst, LLC	Illinois
Hospitalist Medicine Physicians of Illinois - Rockford, LLC	Illinois
Hospitalist Medicine Physicians of Illinois – TCG, LLC	Illinois
Hospitalist Medicine Physicians of Illinois – TCS, LLC	Illinois
Hospitalist Medicine Physicians of Illinois - Winfield, LLC	Illinois
Hospitalist Medicine Physicians of Indiana - Clinton, LLC	Indiana
Hospitalist Medicine Physicians of Indiana - Mishawaka, LLC	Indiana
Hospitalist Medicine Physicians of Indiana – TCG, LLC	Indiana
Hospitalist Medicine Physicians of Indiana – TCS, LLC	Indiana
Hospitalist Medicine Physicians of Indiana - Terre Haute, LLC	Indiana
Hospitalist Medicine Physicians of Indiana, LLC	Indiana
Hospitalist Medicine Physicians of Iowa - Cedar Rapids, PLLC	Iowa
Hospitalist Medicine Physicians of Iowa - Mason City, PLLC	Iowa
Hospitalist Medicine Physicians of Iowa – TCG, PLLC	Iowa
Hospitalist Medicine Physicians of Iowa – TCS, PLLC	Iowa
Hospitalist Medicine Physicians of Iowa, PLLC	Iowa
Hospitalist Medicine Physicians of Kansas – TCG, LLC	Kansas
Hospitalist Medicine Physicians of Kansas – TCS, LLC	Kansas
Hospitalist Medicine Physicians of Kansas - Topeka, LLC	Kansas

Hospitalist Medicine Physicians of Kansas - Wichita II, LLC	Kansas
Hospitalist Medicine Physicians of Kansas - Wichita, LLC	Kansas
Hospitalist Medicine Physicians of Louisiana - Alexandria, Inc.	Louisiana
Hospitalist Medicine Physicians of Louisiana - Bossier City, Inc.	Louisiana
Hospitalist Medicine Physicians of Louisiana - Lake Charles, Inc.	Louisiana
Hospitalist Medicine Physicians of Louisiana - Shreveport, Inc.	Louisiana
Hospitalist Medicine Physicians of Louisiana – TCG, Inc.	Louisiana
Hospitalist Medicine Physicians of Louisiana – TCS, Inc.	Louisiana
Hospitalist Medicine Physicians of Maine - Bangor, PLLC	Maine
Hospitalist Medicine Physicians of Maine - Lewiston, PLLC	Maine
Hospitalist Medicine Physicians of Maine – TCG, PLLC	Maine
Hospitalist Medicine Physicians of Maine – TCS, PLLC	Maine
Hospitalist Medicine Physicians of Maryland - Cheverly, PC	Maryland
Hospitalist Medicine Physicians of Maryland - Cumberland, PC	Maryland
Hospitalist Medicine Physicians of Maryland - Frederick, PC	Maryland
Hospitalist Medicine Physicians of Maryland - Laurel, PC	Maryland
Hospitalist Medicine Physicians of Maryland - Rockville, PC	Maryland
Hospitalist Medicine Physicians of Maryland – TCG, PC	Maryland
Hospitalist Medicine Physicians of Maryland – TCS, PC	Maryland
Hospitalist Medicine Physicians of Maryland, P.C.	Maryland
Hospitalist Medicine Physicians of Massachusetts - Brockton, PC	Massachusetts
Hospitalist Medicine Physicians of Massachusetts - Dorchester, PC	Massachusetts
Hospitalist Medicine Physicians of Massachusetts - Framingham, PC	Massachusetts
Hospitalist Medicine Physicians of Massachusetts - Holyoke, PC	Massachusetts
Hospitalist Medicine Physicians of Massachusetts - Natick, PC	Massachusetts
Hospitalist Medicine Physicians of Massachusetts - Norwood, PC	Massachusetts
Hospitalist Medicine Physicians of Massachusetts - Springfield, PC	Massachusetts
Hospitalist Medicine Physicians of Massachusetts - Stoughton, PC	Massachusetts
Hospitalist Medicine Physicians of Massachusetts - Taunton, PC	Massachusetts
Hospitalist Medicine Physicians of Massachusetts – TCG, PC	Massachusetts

Hospitalist Medicine Physicians of Massachusetts – TCS, PC	Massachusetts
Hospitalist Medicine Physicians of Massachusetts - Worcester, PC	Massachusetts
Hospitalist Medicine Physicians of Michigan - Alpena, PLLC	Michigan
Hospitalist Medicine Physicians of Michigan - Dowagiac, PLLC	Michigan
Hospitalist Medicine Physicians of Michigan - Escanaba, PLLC	Michigan
Hospitalist Medicine Physicians of Michigan - Grand Blanc, PLLC	Michigan
Hospitalist Medicine Physicians of Michigan - Grayling, PLLC	Michigan
Hospitalist Medicine Physicians of Michigan - Kalamazoo, PLLC	Michigan
Hospitalist Medicine Physicians of Michigan - Plainwell, PLLC	Michigan
Hospitalist Medicine Physicians of Michigan - Port Huron, PLLC	Michigan
Hospitalist Medicine Physicians of Michigan - Saginaw, PLLC	Michigan
Hospitalist Medicine Physicians of Michigan - Tawas City, PLLC	Michigan
Hospitalist Medicine Physicians of Michigan – TCG, PLLC	Michigan
Hospitalist Medicine Physicians of Michigan – TCS, PLLC	Michigan
Hospitalist Medicine Physicians of Michigan, PLLC	Michigan
Hospitalist Medicine Physicians of Minnesota – TCG, LLC	Minnesota
Hospitalist Medicine Physicians of Minnesota – TCS, LLC	Minnesota
Hospitalist Medicine Physicians of Mississippi – TCG, Inc.	Mississippi
Hospitalist Medicine Physicians of Mississippi – TCS, Inc.	Mississippi
Hospitalist Medicine Physicians of Mississippi, LLC	Mississippi
Hospitalist Medicine Physicians of Missouri - Bridgeton, Inc.	Missouri
Hospitalist Medicine Physicians of Missouri - Richmond Heights, Inc.	Missouri
Hospitalist Medicine Physicians of Missouri – TCG, Inc.	Missouri
Hospitalist Medicine Physicians of Missouri – TCS, Inc.	Missouri
Hospitalist Medicine Physicians of Montana - Billings, PC	Montana
Hospitalist Medicine Physicians of Montana - Butte, PC	Montana
Hospitalist Medicine Physicians of Montana - Miles City, PC	Montana
Hospitalist Medicine Physicians of Montana - Missoula, PC	Montana
Hospitalist Medicine Physicians of Montana – TCG, PC	Montana
Hospitalist Medicine Physicians of Montana – TCS, PC	Montana
Hospitalist Medicine Physicians of Multiple Practice Sites, LLC	Delaware

Hospitalist Medicine Physicians of Nebraska – TCG, LLC	Nebraska
Hospitalist Medicine Physicians of Nebraska – TCS, LLC	Nebraska
Hospitalist Medicine Physicians of Nevada - Henderson (Bessler), PLLC	Nevada
Hospitalist Medicine Physicians of Nevada - Henderson II (Bessler), PLLC	Nevada
Hospitalist Medicine Physicians of Nevada - Las Vegas (Bessler), PLLC	Nevada
Hospitalist Medicine Physicians of Nevada - Las Vegas II (Bessler), PLLC	Nevada
Hospitalist Medicine Physicians of Nevada – TCG (Bessler), PLLC	Nevada
Hospitalist Medicine Physicians of Nevada – TCS (Bessler), PLLC	Nevada
Hospitalist Medicine Physicians of New Hampshire – TCG, PLLC	New Hampshire
Hospitalist Medicine Physicians of New Hampshire – TCS, PLLC	New Hampshire
Hospitalist Medicine Physicians of New Jersey - Hackensack, PC	New Jersey
Hospitalist Medicine Physicians of New Jersey - Paterson, PC	New Jersey
Hospitalist Medicine Physicians of New Jersey - TCG, PC	New Jersey
Hospitalist Medicine Physicians of New Jersey – TCS, PC	New Jersey
Hospitalist Medicine Physicians of New Mexico - Clovis, LLC	New Mexico
Hospitalist Medicine Physicians of New Mexico - Rio Rancho, LLC	New Mexico
Hospitalist Medicine Physicians of New Mexico - TCG, LLC	New Mexico
Hospitalist Medicine Physicians of New Mexico - TCS, LLC	New Mexico
Hospitalist Medicine Physicians of New York, PLLC	New York
Hospitalist Medicine Physicians of North Carolina - Burlington, PC	North Carolina
Hospitalist Medicine Physicians of North Carolina - Clyde, PC	North Carolina
Hospitalist Medicine Physicians of North Carolina - Elizabeth City, PC	North Carolina
Hospitalist Medicine Physicians of North Carolina - Jacksonville, PC	North Carolina
Hospitalist Medicine Physicians of North Carolina - New Bern, PC	North Carolina
Hospitalist Medicine Physicians of North Carolina - Rocky Mount, PC	North Carolina
Hospitalist Medicine Physicians of North Carolina – TCG, PC	North Carolina
Hospitalist Medicine Physicians of North Carolina – TCS, PC	North Carolina
Hospitalist Medicine Physicians of North Carolina, PLLC	North Carolina

Hospitalist Medicine Physicians of North Dakota – TCG, PLLC	North Dakota
Hospitalist Medicine Physicians of North Dakota – TCS, PLLC	North Dakota
Hospitalist Medicine Physicians of Ohio - Akron, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio - Batavia, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio - Canton, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio - Cincinnati II, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio - Cincinnati III, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio - Cincinnati, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio - Circleville, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio - Columbus II, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio - Columbus, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio - Dover, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio - East Liverpool, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio - Fairfield, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio - Martins Ferry, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio – TCG, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio – TCS, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio - Westerville, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio - Youngstown, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Ohio, Professional Corporation	Ohio
Hospitalist Medicine Physicians of Oklahoma - Oklahoma City, LLC	Oklahoma
Hospitalist Medicine Physicians of Oklahoma – TCG, LLC	Oklahoma
Hospitalist Medicine Physicians of Oklahoma – TCS, LLC	Oklahoma
Hospitalist Medicine Physicians of Oregon - Portland, PC	Oregon
Hospitalist Medicine Physicians of Oregon – TCG, PC	Oregon
Hospitalist Medicine Physicians of Oregon – TCS, PC	Oregon
Hospitalist Medicine Physicians of Pennsylvania – TCG, PC	Pennsylvania
Hospitalist Medicine Physicians of Pennsylvania – TCS, PC	Pennsylvania
Hospitalist Medicine Physicians of Pennsylvania, P.C.	Pennsylvania

Hospitalist Medicine Physicians of Rhode Island – TCG, LLC	Rhode Island
Hospitalist Medicine Physicians of Rhode Island – TCS, LLC	Rhode Island
Hospitalist Medicine Physicians of Richland County, Ltd.	Ohio
Hospitalist Medicine Physicians of San Luis Obispo County, Inc.	California
Hospitalist Medicine Physicians of South Carolina - Aiken, LLC	South Carolina
Hospitalist Medicine Physicians of South Carolina - Rock Hill, LLC	South Carolina
Hospitalist Medicine Physicians of South Carolina – TCG, LLC	South Carolina
Hospitalist Medicine Physicians of South Carolina – TCS, LLC	South Carolina
Hospitalist Medicine Physicians of South Dakota – TCG, LLC	South Dakota
Hospitalist Medicine Physicians of South Dakota – TCS, LLC	South Dakota
Hospitalist Medicine Physicians of Tennessee – Columbia, PC	Tennessee
Hospitalist Medicine Physicians of Tennessee – Franklin, PC	Tennessee
Hospitalist Medicine Physicians of Tennessee – TCG, PC	Tennessee
Hospitalist Medicine Physicians of Tennessee – TCS, PC	Tennessee
Hospitalist Medicine Physicians of Texas - Amarillo, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Atlanta, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Austin II, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Austin, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Bryan, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Burnet, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Corpus Christi II, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Corpus Christi, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Cypress, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Dallas, PLLC	Texas
Hospitalist Medicine Physicians of Texas - El Paso II, PLLC	Texas
Hospitalist Medicine Physicians of Texas - El Paso III, PLLC	Texas
Hospitalist Medicine Physicians of Texas - El Paso, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Fort Worth II, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Fort Worth, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Fredericksburg, PLLC	Texas

Hospitalist Medicine Physicians of Texas - Houston, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Humble, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Kerrville, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Kyle, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Livingston, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Lubbock, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Lufkin, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Mount Pleasant, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Plainview, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Rockwall, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Round Rock, PLLC	Texas
Hospitalist Medicine Physicians of Texas - San Antonio II, PLLC	Texas
Hospitalist Medicine Physicians of Texas - San Antonio III, PLLC	Texas
Hospitalist Medicine Physicians of Texas - San Antonio IV, PLLC	Texas
Hospitalist Medicine Physicians of Texas - San Antonio V, PLLC	Texas
Hospitalist Medicine Physicians of Texas - San Antonio VI, PLLC	Texas
Hospitalist Medicine Physicians of Texas - San Antonio VII, PLLC	Texas
Hospitalist Medicine Physicians of Texas - San Antonio, PLLC	Texas
Hospitalist Medicine Physicians of Texas - San Marcos, PLLC	Texas
Hospitalist Medicine Physicians of Texas – TCG, PLLC	Texas
Hospitalist Medicine Physicians of Texas – TCS, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Texarkana, PLLC	Texas
Hospitalist Medicine Physicians of Texas - Tyler, PLLC	Texas
Hospitalist Medicine Physicians of Texas, PLLC	Texas
Hospitalist Medicine Physicians of Utah – TCG, LLC	Utah
Hospitalist Medicine Physicians of Utah – TCS, LLC	Utah
Hospitalist Medicine Physicians of Vermont – TCG, LLC	Vermont
Hospitalist Medicine Physicians of Vermont – TCS, LLC	Vermont
Hospitalist Medicine Physicians of Virginia - Alexandria, LLC	Virginia
Hospitalist Medicine Physicians of Virginia - Front Royal II, LLC	Virginia
Hospitalist Medicine Physicians of Virginia - Front Royal, LLC	Virginia
Hospitalist Medicine Physicians of Virginia - Mechanicsville, LLC	Virginia

Hospitalist Medicine Physicians of Virginia - Midlothian, LLC	Virginia
Hospitalist Medicine Physicians of Virginia - Richmond II, LLC	Virginia
Hospitalist Medicine Physicians of Virginia - Richmond, LLC	Virginia
Hospitalist Medicine Physicians of Virginia – TCG, LLC	Virginia
Hospitalist Medicine Physicians of Virginia – TCS, LLC	Virginia
Hospitalist Medicine Physicians of Virginia - Winchester, LLC	Virginia
Hospitalist Medicine Physicians of Virginia, LLC	Virginia
Hospitalist Medicine Physicians of Washington - Arlington, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Auburn, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Bellingham, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Bremerton, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Burien, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Coupeville, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Enumclaw, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Federal Way, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Gig Harbor, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Lakewood, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Mount Vernon, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Puyallup, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Tacoma II, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Tacoma III, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Tacoma, PLLC	Washington
Hospitalist Medicine Physicians of Washington – TCG, PLLC	Washington
Hospitalist Medicine Physicians of Washington – TCS, PLLC	Washington
Hospitalist Medicine Physicians of Washington - Vancouver, PLLC	Washington
Hospitalist Medicine Physicians of Washington County, LLC	Pennsylvania
Hospitalist Medicine Physicians of West Virginia – Martinsburg, PLLC	West Virginia
Hospitalist Medicine Physicians of West Virginia – South Charleston, PLLC	West Virginia
Hospitalist Medicine Physicians of West Virginia – TCG, PLLC	West Virginia

Hospitalist Medicine Physicians of West Virginia – TCS, PLLC	West Virginia
Hospitalist Medicine Physicians of West Virginia – Wheeling, PLLC	West Virginia
Hospitalist Medicine Physicians of West Virginia, PLLC	West Virginia
Hospitalist Medicine Physicians of Wisconsin, Ltd.	Wisconsin
Hospitalist Medicine Physicians of Wyoming - Casper, LLC	Wyoming
Hospitalist Medicine Physicians of Wyoming – TCG, LLC	Wyoming
Hospitalist Medicine Physicians of Wyoming – TCS, LLC	Wyoming
Hospitalists Management Group, LLC	Delaware
Humedica, Inc.	Delaware
Hygeia Corporation	Delaware
Hygeia Corporation (Ontario)	Ontario
IEC Holdings, LLC	Indiana
IHD Holdings, LLC	Delaware
Illinois Independent Care Network, LLC	Delaware
Imagen Technologies, Inc.	Delaware
Impel Consulting Experts, L.L.C.	Texas
Impel Management Services, L.L.C.	Texas
Indiana Care Organization, LLC	Indiana
Indiana Endoscopy Centers, LLC	Indiana
Inland Surgery Center, L.P.	California
Inmobiliaria Apoquindo 3001 S.A.	Chile
Inmobiliaria Apoquindo 3600 Ltda.	Chile
Inmobiliaria Apoquindo S.A.	Chile
Inmobiliaria Clínica Santa María S.A.	Chile
Inmobiliaria e Inversiones Alameda S.A.	Chile
Inmobiliaria Viñamed Ltda.	Chile
INOV8 Surgical at Memorial City, LLC	Texas	INOV8 Surgical
Inpatient Services, P.C.	Colorado
Inpatient Specialists of California, P.C.	California
inPharmative, Inc.	Nevada
INSPIRIS of Texas Physician Group	Texas	Optum Clinic Optum Clinic + Medical Spa Optum Clinic + Urgent Care
Inspiris, Inc.	Delaware
Instituto Radium de Cammpinas Ltda	Brazil
Inter-Hospital Physicians Association, Inc.	Oregon	Success-Rx The Portland IPA
International Healthcare Services, Inc.	New Jersey
InTouch Pharmacy LLC	Georgia
Inversiones Clínicas Santa María SpA	Chile
Ironman Holdco, Inc.	Delaware
Ironman Intermediate Holdco, LLC	Delaware
Isapre Banmédica S.A.	Chile
Johnston Surgicare, L.P.	Rhode Island

Joliet Surgery Center Limited Partnership	Illinois
Jordan Ridge Family Medicine, LLC	Delaware	Optum Primary Care - Jordan Ridge
Joyable, Inc.	Delaware
JPM Healthcare LLC	Delaware
Kansal, Inc., A Professional Corporation	California
Knox Diagnostic Imaging Center, LLC	Ohio
Kokomo Outpatient Surgery Center, LLC	Indiana
La Esperanza del Perú S.A.	Peru
Laboratorio ROE S.A.	Peru
Laboratorios Médicos Amed Quilpué S.A.	Chile
Landmark Group Holdings, LLC	Delaware
Landmark Health Holdings, LLC	Delaware
Landmark Health NY IPA, LLC	New York
Landmark Health NY PO, LLC	Delaware
Landmark Health of California, LLC	Delaware
Landmark Health of Massachusetts, LLC	Delaware
Landmark Health of North Carolina, LLC	North Carolina
Landmark Health of Oregon, LLC	Delaware
Landmark Health of Pennsylvania, LLC	Delaware
Landmark Health of Washington, LLC	Delaware
Landmark Health Technologies Private Limited	Karnataka
Landmark Health, LLC	Delaware
Landmark India, LLC	Delaware
Landmark Intermediate Holdings, LLC	Delaware
Landmark Medical of Idaho, PC	Idaho
Landmark Medical of Massachusetts, PLLC	Massachusetts
Landmark Medical of Tennessee, PC	Tennessee
Landmark MSO, LLC	Delaware
Landmark Primary Care, LLC	Delaware
Laser Acquisition Holdings III, LLC	Delaware
LDI Holding Company, LLC	Delaware	LDI Diplomat Holding Company, LLC
LDI Management Services, LLC	Delaware
Leehar Distributors, LLC	Delaware	CastiaRx CastiaRx Administrators, LLC CastiaRx of Missouri CastiaRx Pharmacy CastiaRx Specialty Pharmacy Leehar Distributors Missouri, LLC
Lemhi Ventures Fund I, LP	Delaware
Lemhi Ventures Fund II, LP	Delaware
Level2 Medical Services, P.C. Alaska	Alaska
Lexington Surgery Center, Ltd.	Kentucky
LGH-A/Golf ASTC, L.L.C.	Illinois
Liberty Anesthesia Services, LLC	Illinois
Lifeprint Accountable Care Organization, LLC	Delaware

LifePrint Health, Inc.	Delaware	Optum
Optum Care Network-Arizona
Optum Care Networks-Arizona
Optum Community Center Layton
Optum Community Center Sandy
Optum Community Center West Valley
Optum Utah
OptumCare Medical Network
Optumcare Network of Indiana
OptumCare Network of Ohio
LifeWell. Ltd. Co.	Georgia
Limestone Medical Center, LLC	Delaware
Litomédica S.A.	Colombia
Logan Surgical Suites, LLC	Utah
Lotten-Eyes Oftalmologia Clinica e Cirurgica Ltda.	Brazil
Louisville S.C., Ltd.	Kentucky
Louisville-SC Properties, Inc.	Kentucky
Loyola Ambulatory Surgery Center at Oakbrook, Inc.	Illinois
Loyola Ambulatory Surgery Center at Oakbrook, L.P.	Illinois
Lusíadas - Parcerias Cascais, S.A.	Portugal
Lusíadas A.C.E.	Portugal
Lusíadas Algarve, S.A.	Portugal
Lusíadas, S.A.	Portugal
Lusíadas, SGPS, S.A.	Portugal
Lutheran Campus ASC, LLC	Colorado
Main Line Spine Surgery Center, LLC	Pennsylvania
MAMSI Life and Health Insurance Company	Maryland
Managed Care of North America, Inc.	Florida	MCNA Dental Plans
Managed Physical Network, Inc.	New York
Mansfield Endoscopy Center, LLC	Texas
March Holdings, Inc.	California
March Vision Care IPA, Inc.	New York
March Vision Care of Texas, Inc.	Texas
March Vision Care, Inc.	California
Marin Health Ventures, LLC	California
Marin Specialty Surgery Center, LLC	California
Marin Surgery Holdings, Inc.	Delaware
Marlin Holding Company LLC	Delaware
Maryland Ambulatory Centers, LLC	Maryland
Maryland-SCA Centers, LLC	Delaware
Massachusetts Assurance Company, Ltd. PIC	Grand Cayman
Massachusetts Avenue Surgery Center, LLC	Maryland
McKenzie Surgery Center, L.P.	Tennessee
MCNA Health Care Holdings, LLC	Florida
MCNA Insurance Company	Texas	MCNA Dental Plans
MCNA Systems Corp.	Florida
MD Ops, Inc.	California	CHIEF Community Health Information Exchange Foundation
MD-Individual Practice Association, Inc.	Maryland

ME AHS UC LLC	Delaware
MedExpress Primary Care West Virginia, Inc.	West Virginia
MedExpress Urgent Care Alabama, LLC	Alabama
MedExpress Urgent Care Maine, Inc.	Maine	Optum Virtual Care
MedExpress Urgent Care New Hampshire, Inc.	New Hampshire
MedExpress Urgent Care of Boynton Beach, LLC	Florida	MedExpress Urgent Care - Boca Raton MedExpress Urgent Care - Coral Springs MedExpress Urgent Care - Palm Beach Gardens MedExpress Urgent Care - Royal Palm Beach
MedExpress Urgent Care, Inc. - Ohio	Ohio
Medical Clinic of North Texas PLLC	Texas	USMD Physician Services
Medical Hilfe S.A.	Chile
Medical Support Los Angeles, Inc.	California
Medical Surgical Centers of America, Inc.	Delaware
Medical Transportation Services, LLC	Florida	MTS
MedSynergies, LLC	Delaware
Melbourne Surgery Center, LLC	Georgia
Memorial City Holdings, LLC	Delaware
Memorial City Partners, LLC	Delaware
Memorial Houston Surgery Center, LLC	Texas
MemorialCare Surgical Center at Orange Coast, LLC	California
MemorialCare Surgical Center at Saddleback, LLC	California
Mesquite Liberty, LLC	Nevada
Metro I Stone Management, Ltd.	Texas
MGH/SCA, LLC	California
MHC Real Estate Holdings, LLC	California
Miami Surgery Center, LLC	Delaware
Midlands Orthopaedics Surgery Center, LLC	South Carolina
Midwest Center for Day Surgery, LLC	Illinois
Mid-West National Life Insurance Company of Tennessee	Texas
Mile High SurgiCenter, LLC	Colorado
Mississippi Medical Plaza, L.C.	Nebraska
Mobile Medical Services of New Jersey, PC	New Jersey
Mobile-SC, LTD.	Alabama
Modality Accountable Care Organisation Limited	England
Moen, M.D., P.C.	California
Mohawk Surgery Center, LLC	Florida
Monarch Management Services, Inc.	Delaware	Advanced Geriatric Care & Family Practice Associates Optum
Montgomery Surgery Center Limited Partnership	Maryland
Monument Health, LLC	Colorado
Moore Orthopaedic Clinic Outpatient Surgery Center, LLC	South Carolina
Morris County Surgical Center, LLC	New Jersey
MSLA Management LLC	Delaware
Mt. Pleasant Surgery Center, L.P.	Tennessee
Multiangio Ltda.	Brazil

Murrells Inlet ASC, LLC	South Carolina
Muskogee Surgical Investors, LLC	Oklahoma
Mustang Razorback Holdings, Inc.	Delaware
My Wellness Solutions, LLC	Delaware
NAMM Holdings, Inc.	Delaware
Naperville Surgical Centre, LLC	Illinois
National Foundation Life Insurance Company	Texas
National Pacific Dental, Inc.	Texas
National Surgery Centers, LLC	Delaware
Navigator Health, Inc.	Delaware
naviHealth Care at Home, LLC	Delaware
naviHealth Coordinated Care SC, P.C.	Michigan
naviHealth Coordinated Care, LLC	Delaware
naviHealth Holdings, LLC	Delaware
naviHealth Michigan HBPC, P.C.	Michigan
naviHealth SM Holdings, Inc.	Delaware
naviHealth, Inc.	Delaware
Nebraska Spine Hospital, LLC	Nebraska
Neighborhood Health Partnership, Inc.	Florida
Netwerkes, LLC	Tennessee
Nevada Pacific Dental	Nevada
New Orleans Regional Physician Hospital Organization, L.L.C.	Louisiana	Peoples Health Peoples Health Network
New West Physicians, Inc.	Colorado	Elk Ridge Family Medicine HEALTHFIRST PHYSICIANS New West Physicians Physician Alliance of the Rockies
New York Proton Management, LLC	New York
Newton Holdings, LLC	Delaware
Niagara Hospitalist, P.C.	New York
Nomad Buyer, Inc.	Delaware
North American Medical Management California, Inc.	Tennessee
North Coast Surgery Center, Ltd., a California Limited Partnership	California
North Dallas Surgical Center, LLC	Delaware
North Kitsap Ambulatory Surgery Center, LLC	Washington
North Puget Sound Oncology Equipment Leasing Company, LLC	Washington
Northern Nevada Health Network, Inc.	Nevada
Northern Rockies Surgery Center, L.P.	Tennessee
Northern Rockies Surgicenter, Inc.	Montana
Northern Utah Surgery Center, LLC	Utah
Northwest Hills JV Partners, LLC	Texas
Northwest Medical Group Alliance, LLC	Washington
Northwest Spine and Laser Surgery Center LLC	Oregon	NW Spine and Laser Surgery Center
Northwest Surgicare, LLC	Delaware
Northwest Surgicare, Ltd., an Illinois Limited Partnership	Illinois
NPN IPA Washington, PLLC	Washington

NSC Channel Islands, LLC	California
NSC Greensboro West, LLC	Delaware
NSC Greensboro, LLC	Delaware
NSC Lancaster, LLC	Delaware
NSC Seattle, Inc.	Washington
NSC Upland, LLC	Delaware
OC Cardiology Practice Partners, LLC	Delaware
OCC MSO, LLC	Delaware
Omesa SpA	Chile
OmniClaim, LLC	Delaware
Oncocare S.A.C.	Peru
One World Surgery	Illinois
Ophthalmology Surgery Center of Dallas, LLC	Texas
Optimum Choice, Inc.	Maryland	UnitedHealthcare
Optum Bank, Inc.	Utah	Exante Bank, Inc. OptumHealth Bank, Inc.
Optum Biometrics, Inc.	Illinois
Optum Care Networks, Inc.	Delaware	Optum Care Network of Ohio Optum Care Network of Oregon Optum Care Networks of Kentucky OptumCare Network of Connecticut
Optum Care of New York Management, Inc.	New York
Optum Care Services Company	Tennessee
Optum Care, Inc.	Delaware	MedExpress Payroll Arkansas
Optum Clinics Holdings, Inc.	Delaware
Optum Clinics Intermediate Holdings, Inc.	Delaware
Optum Compounding Services, LLC	Arizona
Optum Digital Health Holdings, LLC	Delaware
Optum Direct To Consumer, Inc.	Delaware
Optum Financial, Inc.	Delaware
Optum Frontier Therapies Holdings, LLC	Delaware
Optum Frontier Therapies II, LLC	Nevada
Optum Frontier Therapies, LLC	Michigan	Alaska Business License #2143853
Optum Genomics, Inc.	Delaware
Optum Global Solutions (India) Private Limited	Telangana
Optum Global Solutions (Philippines), Inc.	Phillipines
Optum Global Solutions Colombia S.A.S.	Colombia
Optum Global Solutions International B.V.	Netherlands
Optum Government Solutions, Inc.	Delaware
Optum Growth Partners Holdings, Inc.	Delaware	Evercare Hospice
Evercare Hospice and Palliative Care
Evercare Hospice and Palliative Care of Colorado Springs
Evercare Hospice and Palliative Care of Denver
Evercare Palliative Care
Evercare Palliative Services
Evercare Palliative Services of Colorado Springs
Evercare Palliative Services of Denver
Evercare Palliative Services of Dover
Evercare Palliative Services of Vienna

Optum Growth Partners, LLC	Delaware
Optum Health & Technology (Hong Kong) Limited	Hong Kong
Optum Health & Technology (India) Private Limited	Karnataka
Optum Health & Technology (Singapore) Pte. Ltd.	Singapore
Optum Health & Technology (US), LLC	Missouri
Optum Health & Technology Holdings (US), Inc.	Missouri
Optum Health & Technology Serviços do Brasil Ltda.	Brazil
Optum Health and Technology FZ-LLC	Dubai
Optum Health Plan of California	Delaware	DaVita Healthcare Partners Plan, Inc.
Optum Health Services (Canada) Ltd.	British Columbia	Interlock Employee and Family Assistance Optum International
Optum Health Solutions (Australia) Pty Ltd	Victoria	Optum Optum International OptumInsight
Optum Health Solutions (UK) Limited	United Kingdom
Optum Healthcare of Illinois, Inc.	Georgia
Optum Hospice Pharmacy Services, LLC	Delaware	HospiScript Services Optum Hospice Pharmacy Services Optum Hospice Pharmacy Services Administrator
Optum Infusion Services 100, Inc.	New York	Advanced Care of New Jersey Inc.
Optum Infusion Services 101, Inc.	New York
Optum Infusion Services 103, LLC	Delaware
Optum Infusion Services 200, Inc.	South Carolina
Optum Infusion Services 201, Inc.	Florida
Optum Infusion Services 202, Inc.	Florida
Optum Infusion Services 203, Inc.	Florida
Optum Infusion Services 204, Inc.	Florida
Optum Infusion Services 205, Inc.	Florida
Optum Infusion Services 206, Inc.	Alabama
Optum Infusion Services 207, Inc.	Alabama
Optum Infusion Services 208, Inc.	North Carolina
Optum Infusion Services 209, Inc.	Georgia	AxelaCare
Optum Infusion Services 301, LP	Oklahoma	AxelaCare
Optum Infusion Services 302, LLC	Nebraska
Optum Infusion Services 305, LLC	Delaware	Optum Services 305, LLC
Optum Infusion Services 308, LLC	Arizona	AxelaCare
Optum Infusion Services 401, LLC	California
Optum Infusion Services 402, LLC	California
Optum Infusion Services 403, LLC	California
Optum Infusion Services 404, LLC	Oregon
Optum Infusion Services 500, Inc.	Delaware	Alaska Business License #2120394 Optum Infusion Services 500 Optum Services 500, Inc.
Optum Infusion Services 501, Inc.	Delaware
Optum Infusion Services 550, LLC	Delaware	Optum Services 550, LLC
Optum Infusion Services 551, LLC	Connecticut	Diplomat Specialty Infusion Group
Optum Infusion Services 553, LLC	North Carolina	Diplomat Specialty Infusion Group
Optum Infusion Services 554, Inc.	New York	Diplomat Specialty Infusion Group

Optum Insurance of Ohio, Inc.	Ohio
Optum Labs Topaz, Inc.	Delaware
Optum Labs, Inc.	Phillipines
Optum Labs, LLC	Delaware	Query Lab QueryRx UnitedHealth Group Research & Development
Optum Life Sciences (Canada) Inc.	Ontario
Optum Management Consulting (Shanghai) Co., Ltd.	China
Optum Networks of New Jersey, Inc.	Delaware	OptumCare Network of New Jersey OrthoNet of the Mid-Atlantic
Optum of New York, Inc.	New York
Optum Operations (Ireland) Unlimited Company	Ireland
Optum Oregon MSO, LLC	Delaware
Optum Palliative and Hospice Care of Pennsylvania, Inc.	Tennessee	Evercare Hospice & Palliative Care
Optum Palliative and Hospice Care of Texas, Inc.	Tennessee	Evercare Hospice & Palliative Care
Optum Perks LLC	Delaware
Optum Pharma Services Holdings, Inc.	Delaware
Optum Pharmacy 601, LLC	Florida
Optum Pharmacy 700, LLC	Delaware	BriovaRx Specialty
Optum Pharmacy 701, LLC	Delaware	Alaska Business License #2143945
Optum Pharmacy 702, LLC	Indiana
Optum Pharmacy 704, Inc.	Texas
Optum Pharmacy 705, LLC	Alabama
Optum Pharmacy 706, Inc.	New York
Optum Pharmacy 707, Inc.	California
Optum Pharmacy 800, Inc.	Arizona
Optum Pharmacy 801, Inc.	Arizona
Optum Pharmacy 803, Inc.	Arizona
Optum Pharmacy 805, Inc.	Arizona
Optum Pharmacy 806, Inc.	California
Optum Public Sector Solutions, Inc.	Delaware	OptumServe Community Care Services
Optum Rocket, LLC	Delaware
Optum SCA CS JV Holdings, LLC	Delaware
Optum Senior Services, LLC	Alabama	SeniorScript
Optum Services (Ireland) Limited	Dublin
Optum Services (Puerto Rico) LLC	Puerto Rico
Optum Services, Inc.	Delaware
Optum Solutions UK Holdings Limited	United Kingdom
Optum Technology, LLC	Delaware
Optum UK Solutions Group Limited	United Kingdom
Optum Venture Global Partners II, LP	Delaware
Optum Venture Global Partners, LP	Delaware
Optum Venture Partners II, LP	Delaware
Optum Venture Partners III, LP	Delaware
Optum Venture Partners, LP	Delaware
Optum Washington Network, LLC	Washington
Optum Women's and Children's Health, LLC	Delaware

Optum, Inc.	Delaware
Optum360 Services, Inc.	Delaware
Optum360 Solutions, LLC	Delaware
Optum360, LLC	Delaware
OptumCare ACO New Mexico, LLC	Delaware	NM Care ACO, LLC
OptumCare ACO West, LLC	Delaware
OptumCare Clinical Trials, LLC	Delaware	HCP Clinical Research HCP Clinical Research, LLC
OptumCare Colorado ASC, LLC	Colorado	Digestive Disease Endoscopy Optum Digestive Disease Optum Endoscopy
OptumCare Colorado Springs, LLC	Colorado	Colorado Springs Health Partners Digestive Disease Clinic Optum Optum Digestive Disease
OptumCare Colorado, LLC	Colorado	HealthCare Partners Colorado, LLC
OptumCare Endoscopy Center New Mexico, LLC	New Mexico
OptumCare Florida CI, LLC	Delaware
OptumCare Florida, LLC	Delaware	Ameridrug
Apopka Family Medicine
Associated Family Medicine Sabal Palm
DaVita Medical Florida
DaVita Medical Group
DaVita Medical Group - North Westmonte
DaVita Medical Group Florida
DaVita Pharmacy
HCP Care Partners
Healthcare Partners Georgia
JSA Best Group
JSA Healthcare Corporation
JSA Medical Group Bayway
JSA Medical Group Northeast
JSA Medical Group Skyway
Lake Mary Family Medicine
Northside Family Medicine
Optum
South Seminole Family Medicine
Tuscawilla Family Medicine
OptumCare Holdings Colorado, LLC	Colorado
OptumCare Holdings, LLC	California	DaVita Medical California DaVita Medical Holdings California, LLC HealthCare Partners Holdings, LLC
OptumCare Management, LLC	California	HealthCare Partners HealthCare Partners, LLC Magan Medical Clinic Optum
OptumCare New Mexico, LLC	Delaware	ABQ Health Partners, LLC DaVita Medical Group
OptumCare New York IPA, Inc.	New York
OptumCare Portland, LLC	Oregon	GreenField Health System, LLC
OptumCare South Florida, LLC	Florida	DaVita Medical Group DaVita Medical Group Florida Optum
OptumCare Specialty Practices, LLC	Delaware
OptumHealth Care Solutions, LLC	Delaware
OptumHealth Holdings, LLC	Delaware
OptumHealth International B.V.	Netherlands
OptumInsight Holdings, LLC	Delaware

OptumInsight India Private Limited	Tamil Nadu
OptumInsight Life Sciences, Inc.	Delaware	Innovus QualityMetric Incorporated
OptumInsight, Inc.	Delaware	Ingenix Ingenix, Inc. Optum
OptumRx Administrative Services, LLC	Texas	Alaska Business License #2143946
OptumRx Discount Card Services, LLC	Delaware	Alaska Business License #1039765 (qualification)
OptumRx Group Holdings, Inc.	Delaware
OptumRx Health Solutions, LLC	Delaware
OptumRx Holdings I, LLC	Delaware
OptumRx Holdings, LLC	Delaware
OptumRx Home Delivery of Ohio, LLC	Ohio	OptumRx at Nationwide OptumRx of Ohio
OptumRx IPA III, Inc.	New York
OptumRx NY IPA, Inc.	New York
OptumRx of Pennsylvania, LLC	Delaware	FutureScripts Secure
OptumRx PBM of Illinois, Inc.	Delaware
OptumRx PBM of Maryland, LLC	Nevada	Alaska Business License #1048672 OptumRx PBM Administrator of Maryland
OptumRx PBM of Pennsylvania, LLC	Pennsylvania	FutureScripts
OptumRx PBM of Wisconsin, LLC	Wisconsin	OptumRx PBM Administrator of Wisconsin
OptumRx PD of Pennsylvania, LLC	Pennsylvania
OptumRx Pharmacy of Nevada, Inc.	Nevada	Culinary Culinary Pharmacy
OptumRx Pharmacy, Inc.	Delaware
OptumRx, Inc.	California	Alaska Business License #2084085 FirstLine Medical
Alaska Business License #2108686 FirstLine Benefits
Alaska Business License 2084037 (qualification)
Alaska Business License 969517 (OptumRx)
FirstLine Benefits
FristLine Medical
OptumRx
OptumRx PBM Administrator of California
OptumRx Pharmacy at Collins Aerospace
OptumRx, Inc.
OptumServe Health Services, Inc.	Wisconsin	LHI Logistics Health Logistics Health, Inc. OptumServe Health Services, Inc.
OptumServe Technology Services, Inc.	Maryland	Optum Optum, Inc. QSSI Quality Software Services Quality Software Services, Inc.
Oregon Healthcare Resources, LLC	Oregon
Oregon Outpatient Surgery Center, LLC	Oregon
Orlando Center for Outpatient Surgery, L.P.	Georgia
Orthology Inc.	Delaware

OrthoNet Holdings, Inc.	Delaware
OrthoNet LLC	New York	OrthoNet of New York
OrthoNet New York IPA, Inc.	New York
OrthoNet of the South, Inc.	Delaware
OrthoNet West, Inc.	Delaware
Orthopedic Center of Palm Beach County, LLC	Florida
Orthopedic Surgery Center of Palm Beach County, LLC	Florida
Orthopro Management, LLC	Florida
OrthoWest MSO, LLC	Delaware
OSB – Tecnologia e Serviços de Suporte Lda.	Paraná
Ovations, Inc.	Delaware
Owensboro Ambulatory Surgical Facility, Ltd.	Kentucky
Oxford Benefit Management, Inc.	Connecticut
Oxford Health Insurance, Inc.	New York
Oxford Health Plans (CT), Inc.	Connecticut
Oxford Health Plans (NJ), Inc.	New Jersey
Oxford Health Plans (NY), Inc.	New York
Oxford Health Plans LLC	Delaware	Oxford Agency - Oxford Health Plans Inc.
P2P Link, LLC	Delaware
Pacific Cardiovascular Associates Medical Group, Inc.	California
Pacific Casualty Company, Inc.	Hawaii
PacifiCare Life and Health Insurance Company	Indiana	UnitedHealthOne
PacifiCare Life Assurance Company	Colorado	UnitedHealthOne
PacifiCare of Arizona, Inc.	Arizona	PacifiCare Secure Horizons
PacifiCare of Colorado, Inc.	Colorado	Comprecare, Inc. Secure Horizons
Pacífico S.A. Entidad Prestadora de Salud	Peru
Panama City Surgery Center, LLC	Florida
Park Hill Surgery Center, LLC	Texas
Parkway Surgery Center, LLC	Delaware
Patient Care Associates, L.L.C.	New Jersey
Patrimonio Autónomo Nueva Clínica	Colombia
Payment Resolution Services, LLC	Tennessee	AIM HEALTHCARE SERVICES
PCCCV, Inc.	California
Peninsula Eye Surgery Center, LLC	California
Penzo Enterprises, LLC	Delaware
Peoples Health, Inc.	Louisiana
Perham Physical Therapy, LTD	Minnesota
Perimeter Center for Outpatient Surgery, L.P.	Georgia
Pharmaceutical Technologies, LLC	Nebraska
PHC Subsidiary Holdings, LLC	Texas
Physician Alliance of the Rockies, LLC	Colorado
Physicians Day Surgery Center, LLC	Florida
Physicians Health Choice of Texas, LLC	Texas	Physicians Health Choice
Physicians Health Plan of Maryland, Inc.	Maryland
Physicians' Surgery Center of Downey, LLC	California

Pinnacle III, LLC	Colorado
Plano de Saúde Ana Costa Ltda.	Brazil
Plus One Health Management Puerto Rico, Inc.	Puerto Rico
Plus One Holdings, Inc.	Delaware
PMI Acquisition, LLC	Delaware
PMSI Holdings, LLC	Delaware
PMSI Settlement Solutions, LLC	Florida	Optum Settlement Solutions
PMSI, LLC	Florida	Optum Optum Workers Compensation Services of Florida
Pocono Ambulatory Surgery Center, Limited	Pennsylvania
Polar II Fundo de Investimento em Participações Multiestratégia	Brazil
Polo Holdco, LLC	Delaware
POMCO Network, Inc.	New York
POMCO, Inc.	New York	EM Risk Management Pomco Pomco Group Benefit Administrators
Pomerado Outpatient Surgical Center, Inc.	California
Pomerado Outpatient Surgical Center, L.P.	California
Post-Acute Care Center for Research, LLC	Delaware
PPH Holdings, LLC	Delaware
PPH Management Company, L.L.C.	Delaware
PPH-Columbia, Inc.	Delaware
PPH-Gardendale, Inc.	Delaware
Practice Partners in Healthcare, LLC	Delaware
Preferred Care Network of Florida, Inc.	Florida
Preferred Care Network, Inc.	Florida
Preferred Care Partners Holding, Corp.	Florida
Preferred Care Partners Medical Group, Inc.	Florida
Preferred Care Partners, Inc.	Florida
PreferredOne Administrative Services, Inc.	Minnesota	PreferredOne
PreferredOne Insurance Company	Minnesota
Premier Choice ACO, Inc.	California
Premier Surgery Center of Louisville, L.P.	Tennessee
Premiere Medical Resources, LLC	Delaware
Presidio Surgery Center, LLC	California
Prime Health, Inc.	Nevada	Med One Works
PrimeCare Medical Network, Inc.	California
PrimeCare of Citrus Valley, Inc.	California
PrimeCare of Corona, Inc.	California
PrimeCare of Hemet Valley, Inc.	California
PrimeCare of Inland Valley, Inc.	California
PrimeCare of Moreno Valley, Inc.	California
PrimeCare of Redlands, Inc.	California
PrimeCare of Riverside, Inc.	California
PrimeCare of San Bernardino, Inc.	California
PrimeCare of Sun City, Inc.	California

PrimeCare of Temecula, Inc.	California
PrimeDoc of Richmond, P.C.	Virginia
PrimeDoc St. Francis, P.C.	Virginia
Procura Management, Inc.	Delaware	Optum Managed Care Services
Professional Coverage Services, PLLC	Tennessee
Progressive Enterprises Holdings, Inc.	Delaware
Progressive Medical, LLC	Ohio	Optum Workers Compensation Services of Ohio PMI Medical Solutions, LLC PMI Solutions, LLC Progressive Medical Solutions, LLC Progressive Medical, LLC of Ohio
ProHEALTH Care Associates of New Jersey LLP	New Jersey
ProHEALTH Care Associates, L.L.P.	New York
ProHEALTH Medical Management, LLC	Delaware
ProHealth Physicians ACO, LLC	Connecticut
ProHealth Physicians, Inc.	Connecticut
ProHealth Proton Center Management, LLC	Delaware
ProHealth/CareMount Dental Management, LLC	New York
Promotora Country S.A.	Colombia
Pronounced Health Solutions, Inc.	Delaware
Prosemedic S.A.C.	Peru
Prospero Benefits Management, LLC	Delaware
Prospero Care Management, LLC	Delaware
Prospero Management Services, LLC	Delaware
Providence & SCA Development, LLC	Delaware
Providence & SCA Off-Campus Holdings, LLC	Delaware
Providence & SCA On-Campus Holdings, LLC	Delaware
Providence & SCA Outreach Markets Holdings, LLC	Delaware
PS Center, LLC	California
Pulse Platform, LLC	Delaware
QoL Acquisition Holdings Corp.	Delaware
R Cubed, Inc.	Tennessee
RABessler, M.D., P.C.	Nevada
Rally Health, Inc.	Delaware
Real Appeal, Inc.	Delaware
Redding Surgery Center, LLC	California
Redlands Ambulatory Surgery Center	California
Redlands-SCA Surgery Centers, Inc.	California
Reliant Medical Group The Endoscopy Center, LLC	Massachusetts
Reliant Medical Group, Inc.	Massachusetts
Reliant MSO, LLC	Delaware
ReMedics, LLC	Delaware
Research Surgical Center LLC	Colorado	Surgical Center of the Rockies
Resonancia Magnética de Colombia Ltda.	Colombia
Resonancia Magnética del Country S.A.	Colombia
RightCare Solutions, Inc.	Delaware
River Valley ASC, LLC	Connecticut

Riverside Corporate Wellness, LLC	Wisconsin
Riverside Electronic Healthcare Resources, Inc.	California
Riverside Medical Management, LLC	Delaware
Riverside Surgical Center of Meadowlands, LLC	New Jersey	Riverside Surgical Center of Rutherford
Riverside Surgical Center of Newark, LLC	New Jersey
Robert A. Bessler, MD, PLLC	Nevada
ROC Surgery LLC	Indiana
Rockville Eye Surgery Center, LLC	Maryland	Palisades Eye Surgery Center
Rocky Mountain Health Maintenance Organization, Incorporated	Colorado	Rocky Mountain Health Plans Rocky Mountain HMO
ROCS Holdings, LLC	Indiana
Rush Oak Brook Surgery Center, LLC	Illinois
RX Ricardo Campos Ltda.	Brazil
Sacred Heart ASC, LLC	Florida	Summit Surgery Center
Saden S.A.	Chile
Sage Medical, Prof. LLC	South Dakota
Salem JV Holdings, LLC	Delaware
Salem Surgery Center, LLC	Oregon
Salveo Specialty Pharmacy, Inc.	Delaware
San Diego Endoscopy Center	California
San Diego Sports and Minimally Invasive Surgery Center, LLC	Delaware
San Francisco Endoscopy Center LLC	California
San Luis Obispo Surgery Center, a California Limited Partnership	California
Sand Lake SurgiCenter, LLC	Florida	Sand Lake Surgery Center
Santa Barbara Endoscopy Center, LLC	California
Santa Cruz Endoscopy Center, LLC	California
Santa Helena Assistência Médica S.A.	Brazil
Santa Rosa Surgery Center, L.P.	Tennessee
Santos Administração e Participações S.A.	Brazil
Sanvello Health Holdings, LLC	Delaware
Sanvello Health Inc.	Delaware
Sanvello Health Limited	United Kingdom
SC Affiliates, LLC	Delaware
SCA AHN JV Holdings, LLC	Delaware
SCA Alaska Surgery Center, Inc.	Alaska
SCA Athens, LLC	Delaware
SCA Austin Holdings, LLC	Delaware
SCA Austin Medical Center Holdings, LLC	Delaware
SCA Aventura Holdings, LLC	Delaware
SCA Bloomfield Holdings, LLC	Delaware
SCA BOSC Holdings, LLC	Delaware
SCA Cedar Park Holdings, LLC	Delaware
SCA Clifton, LLC	Delaware
SCA Colorado Springs Holdings, LLC	Delaware
SCA Community Service Foundation	Alabama
SCA Cottonwood Holdings, LLC	Delaware

SCA Danbury Surgical Center, LLC	Delaware
SCA Denver Holdings, LLC	Delaware
SCA Development, LLC	Delaware
SCA Duluth Holdings, LLC	Delaware
SCA Duncanville Holdings, LLC	Delaware
SCA Duncanville MSO, LLC	Texas
SCA eCode Solutions Private Limited	Uttar Pradesh
SCA Englewood Holdings, LLC	Delaware
SCA ESSC Holdings, LLC	Delaware
SCA Global One Holdings, LLC	Delaware
SCA Greenway Holdings, LLC	Delaware
SCA Grove Creek Holdings, LLC	Delaware
SCA Guilford Holdings, LLC	Delaware
SCA Hays Holdings, LLC	Delaware
SCA Health Value Enterprise, LLC	Delaware
SCA Heartland Holdings, LLC	Delaware
SCA High Point Holdings, LLC	Delaware
SCA HoldCo, Inc.	Delaware
SCA Holding Company, Inc.	Delaware
SCA Holdings, Inc.	California
SCA IEC Holdings, LLC	Delaware
SCA Indiana Holdings, LLC	Delaware
SCA Lutheran Holdings, LLC	Delaware
SCA Maple Grove Holdings, LLC	Delaware
SCA Mohawk Holdings, LLC	Delaware
SCA Murrells Inlet, LLC	Delaware
SCA Northern Utah Holdings, LLC	Delaware
SCA Northwest Holdings, LLC	Delaware
SCA of Clarksville, Inc.	Tennessee
SCA Outside New Jersey, LLC	Delaware
SCA Pacific Holdings, Inc.	California
SCA Pacific Surgery Holdings, LLC	Delaware
SCA Palisades Holdings, LLC	Delaware
SCA Pennsylvania Holdings, LLC	Delaware
SCA Pinnacle Holdings, LLC	Delaware
SCA Premier Surgery Center of Louisville, LLC	Delaware
SCA Providence Holdings, LLC	Delaware
SCA Rockledge JV, LLC	Delaware
SCA ROCS Holdings, LLC	Delaware
SCA Rush Oak Brook Holdings, LLC	Delaware
SCA Sage Medical MSO, LLC	Delaware
SCA Sage Medical, LLC	Delaware
SCA San Diego Holdings, LLC	Delaware
SCA Skyway Holdings, LLC	Delaware

SCA South Ogden Holdings, LLC	Delaware
SCA Southwestern PA, LLC	Delaware
SCA Specialists of Florida, LLC	Delaware
SCA Specialty Holdings of Connecticut, LLC	Delaware
SCA SSSC Holdings, LLC	Delaware
SCA Stonegate Holdings, LLC	Delaware
SCA Surgery Holdings, LLC	Delaware
SCA Surgicare of Laguna Hills, LLC	Delaware
SCA Teammate Support Network	Alabama
SCA West Health Holdings, LLC	Delaware
SCA Westgreen Holdings, LLC	Delaware
SCA Woodbury Holdings, LLC	Delaware
SCA-Albuquerque Surgery Properties, Inc.	New Mexico
SCA-Alliance, LLC	Delaware
SCA-Anne Arundel, LLC	Delaware
SCA-AppleCare Partners, LLC	Delaware
SCA-Bethesda, LLC	Delaware
SCA-Blue Ridge, LLC	Delaware
SCA-Bonita Springs, LLC	Delaware
SCA-Brandon, LLC	Delaware
SCA-Castle Rock, LLC	Delaware
SCA-Central Florida, LLC	Delaware
SCA-Charleston, LLC	Delaware
SCA-Chatham, LLC	Delaware
SCA-Chevy Chase, LLC	Delaware
SCA-Citrus, Inc.	Tennessee
SCA-Colonial Partners, LLC	Delaware
SCA-Colorado Springs, LLC	Delaware
SCA-Connecticut Partners, LLC	Delaware
SCA-Davenport, LLC	Delaware
SCA-Denver Physicians Holdings, LLC	Colorado
SCA-Denver, LLC	Delaware
SCA-Derry, LLC	Delaware
SCA-Doral, LLC	Delaware
SCA-Downey, LLC	Delaware
SCA-Dry Creek, LLC	Delaware
SCA-Dublin, LLC	Delaware
SCA-Encinitas, Inc.	Delaware
SCA-Eugene, Inc.	Tennessee
SCA-First Coast, LLC	Delaware
SCA-Florence, LLC	Delaware
SCA-Fort Collins, Inc.	Colorado
SCA-Fort Walton, Inc.	Tennessee
SCA-Franklin, LLC	Delaware

SCA-Frederick, LLC	Delaware
SCA-Freeway Holdings, LLC	Delaware
SCA-Ft. Myers, LLC	Delaware
SCA-Gainesville, LLC	Delaware
SCA-Gladiolus, LLC	Delaware
SCA-Glenwood Holdings, LLC	Delaware
SCA-Grants Pass, LLC	Delaware
SCA-Grove Place, LLC	Delaware
SCA-Hagerstown, LLC	Delaware
SCA-Hamden, LLC	Delaware
SCA-Hilton Head, LLC	Delaware
SCA-Honolulu, LLC	Delaware
SCA-Houston Executive, LLC	Delaware
SCAI Holdings, LLC	Delaware
SCA-Illinois, LLC	Delaware
SCA-IT Holdings, LLC	Delaware
SCA-JPM Holdings, LLC	Delaware
SCA-Kissing Camels Holdings, LLC	Delaware
SCA-Main Street, LLC	Delaware
SCA-Marina del Rey, LLC	California
SCA-MC VBP, Inc.	Delaware
SCA-Mecklenburg Development Corp.	North Carolina
SCA-Memorial City, LLC	Delaware
SCA-Memorial, LLC	Delaware
SCA-Merritt, LLC	Delaware
SCA-Midlands, LLC	Delaware
SCA-Midway Management, LLC	Illinois
SCA-Mobile, LLC	Delaware
SCA-Mokena, LLC	Delaware
SCA-Morris Avenue, LLC	Delaware
SCA-Morris County, LLC	Delaware
SCA-Mt. Pleasant, LLC	Delaware
SCA-Naperville, LLC	Delaware
SCA-Naples, LLC	Delaware
SCA-New Jersey, LLC	Delaware
SCA-Newport Beach, LLC	California
Scanner Centromed S.A.	Chile
SCA-Northeast Georgia Health, LLC	Tennessee
SCA-Palm Beach MSO Holdings, LLC	Delaware
SCA-Palm Beach, LLC	Delaware
SCA-Panama City Holdings, LLC	Delaware
SCA-Paoli, LLC	Delaware
SCA-Phoenix, LLC	Delaware
SCA-Pocono, LLC	Delaware

SCA-Portland, LLC	Delaware
SCA-Practice Partners Holdings, LLC	Delaware
SCA-River Valley, LLC	Delaware
SCA-Riverside Partners, LLC	Delaware
SCA-Riverside, LLC	Delaware
SCA-Rockville, LLC	Delaware
SCA-Sacred Heart Holdings, LLC	Delaware
SCA-San Diego, Inc.	Delaware
SCA-San Luis Obispo, LLC	Delaware
SCA-Sand Lake, LLC	Delaware
SCA-Santa Rosa, Inc.	Nevada
SCA-Somerset, LLC	Delaware
SCA-South Jersey, LLC	Delaware
SCA-Sparta, LLC	Delaware
SCA-Spartanburg Holdings, LLC	Delaware
SCA-St. Louis Holdings, LLC	Delaware
SCA-St. Louis, LLC	Delaware
SCA-St. Lucie, LLC	Delaware
SCA-Surgicare, LLC	Delaware
SCA-SwiftPath, LLC	Delaware
SCA-Verta, LLC	Delaware
SCA-VLR Holdings Company, LLC	Delaware
SCA-Wake Forest, LLC	Delaware
SCA-Western Connecticut, LLC	Delaware
SCA-Westover Hills, LLC	Delaware
SCA-Winchester, LLC	Delaware
SCA-Winter Park, Inc.	Tennessee
SCA-Woodlands Holdings, LLC	Delaware
SCLHS-SCA Holdings, LLC	Delaware
SCP Specialty Infusion, LLC	Delaware
Seashore Surgical Institute, L.L.C.	New Jersey
Seisa Serviços Integrados de Saúde Ltda.	Brazil
Senate Street Surgery Center, LLC	Indiana
Senior Benefits, L.L.C.	Arizona
Serquinox Holdings LLC	Delaware
Servicios de Entrenamiento en Competencias Clínicas Ltda.	Chile
Servicios Integrados de Salud Ltda.	Chile
Servicios Médicos Amed Quilpué S.A.	Chile
Servicios Médicos Bío Bío Ltda.	Chile
Servicios Médicos Ciudad del Mar Ltda.	Chile
Servicios Médicos Santa María Ltda.	Chile
Servicios Médicos Vespucio Ltda.	Chile
Serviclínica Inmobiliaria S.A.	Chile
Serviclínica S.A. (Ex Los Leones, La Calera)	Chile
Servisalud Inmobiliaria S.A.	Chile
Servisalud S.A. (Ex Los Carrera, Quilpué)	Chile

Shark Holdings, P.C.	California
SHC Atlanta, LLC	Delaware
SHC Austin, Inc.	Georgia
SHC Hawthorn, Inc.	Georgia
SHC Melbourne, Inc.	Georgia
Sierra Dental Plan, Inc.	California
Sierra Health and Life Insurance Company, Inc.	Nevada
Sierra Health Services, Inc.	Nevada
Sierra Health-Care Options, Inc.	Nevada
Sierra Home Medical Products, Inc.	Nevada	Southwest Medical Associates, Inc. Southwest Medical Pharmacy & Home Medical Equipment THC of Nevada
Sierra Nevada Administrators, Inc.	Nevada
Sistema de Administración Hospitalaria S.A.C.	Peru
SJ East Campus ASC, LLC	Colorado	Denver Convalescent & Recovery Center Denver Surgery Center
Small Business Insurance Advisors, Inc.	Texas
Sobam – Centro Médico Hospitalar S.A.	Brazil
Sociedad de Inversiones Santa María SpA	Chile
Solstice Administration Services, Inc.	Florida
Solstice Administrators of Alabama, Inc.	Alabama
Solstice Administrators of Arizona, Inc.	Arizona
Solstice Administrators of Missouri, Inc.	Missouri
Solstice Administrators of North Carolina, Inc.	North Carolina
Solstice Administrators of Texas, Inc.	Texas
Solstice Administrators, Inc.	California
Solstice Benefit Services, Inc.	Florida
Solstice Benefits, Inc.	Florida
Solstice Health Insurance Company	New York
Solstice Healthplans of Arizona, Inc.	Arizona
Solstice Healthplans of Colorado, Inc.	Colorado
Solstice Healthplans of New Jersey, Inc.	New Jersey
Solstice Healthplans of Ohio, Inc.	Ohio
Solstice Healthplans of Tennessee, Inc.	Tennessee
Solstice Healthplans of Texas, Inc.	Texas
Solstice Healthplans, Inc.	Florida
Solstice of Illinois, Inc.	Illinois
Solstice of Minnesota, Inc.	Minnesota
Solstice of New York, Inc.	New York
Solutran, LLC	Delaware
Somerset Outpatient Surgery, L.L.C.	New Jersey
Sound Inpatient Physicians – Michigan, PLLC	Michigan
Sound Inpatient Physicians Medical Group, Inc.	California
Sound Inpatient Physicians of Ohio, LLC	Ohio
Sound Inpatient Physicians of Texas I, Inc.	Texas
Sound Inpatient Physicians, Inc.	Delaware
Sound Intensivists of Nevada (RBessler, M.D.), PLLC	Nevada

Sound Kenwood Hospitalists of Cincinnati, Inc.	Ohio
Sound Kenwood Hospitalists of Cincinnati, LLC	Ohio
Sound Physicians Advisory Services, Inc.	Delaware
Sound Physicians Alaska Hospitalist Group, LLC	Delaware
Sound Physicians Anesthesiology of Texas, PLLC	Texas
Sound Physicians Emergency Medicine of Arizona, Inc.	Arizona
Sound Physicians Emergency Medicine of Georgia, P.C.	Georgia
Sound Physicians Emergency Medicine of Illinois, LLC	Illinois
Sound Physicians Emergency Medicine of Kansas, LLC	Kansas
Sound Physicians Emergency Medicine of Kentucky, PLLC	Kentucky
Sound Physicians Emergency Medicine of Louisiana, Inc.	Louisiana
Sound Physicians Emergency Medicine of Michigan, PLLC	Michigan
Sound Physicians Emergency Medicine of Nevada (Bessler), PLLC	Nevada
Sound Physicians Emergency Medicine of South Carolina, LLC	South Carolina
Sound Physicians Emergency Medicine of Southern California, P.C.	California
Sound Physicians Emergency Medicine of Texas, PLLC	Texas
Sound Physicians Emergency Medicine of Washington, PLLC	Washington
Sound Physicians Emergency Medicine of West Virginia, PLLC	West Virginia
Sound Physicians Holdings, LLC	Delaware
Sound Physicians Intensivists of Arizona, Inc.	Arizona
Sound Physicians Intensivists of Georgia, PC	Georgia
Sound Physicians Intensivists of South Carolina, LLC	South Carolina
Sound Physicians Intensivists of Virginia, LLC	Virginia
Sound Physicians Intensivists of Washington, PLLC	Washington
Sound Physicians of Florida IV, LLC	Florida
Sound Physicians of Georgia III, P.C.	Georgia
Sound Physicians of Hawaii, Inc.	Hawaii
Sound Physicians of Idaho, PLLC	Idaho
Sound Physicians of Illinois, LLC	Illinois
Sound Physicians of Indiana, LLC	Indiana
Sound Physicians of Iowa, PLLC	Iowa
Sound Physicians of Kankakee, Illinois, LLC	Illinois
Sound Physicians of Massachusetts II, P.C.	Massachusetts
Sound Physicians of Massachusetts, Inc.	Massachusetts
Sound Physicians of New Jersey, LLC	New Jersey
Sound Physicians of New York, PLLC	New York
Sound Physicians of North Carolina, PLLC	North Carolina
Sound Physicians of South Carolina, LLC	South Carolina
Sound Physicians of Wyoming, LLC	Wyoming
Sound Physicians Palliative Care of Maryland, P.C.	Maryland
Sound Physicians Telemedicine, Inc.	Delaware

South Arlington Surgical Providers, LLC	Texas
South County Surgical Center, LLC	Missouri
South Sound Inpatient Physicians, PLLC	Massachusetts
Southern California Medical Practice Concepts, LLC	California
Southland Hospitalists, P.C.	Tennessee
Southwest Medical Associates, Inc.	Nevada	OptumCare OptumCare Community Center Sierra Home Medical Products, Inc. Southwest Hospitalist Services Group Southwest Medical Pharmacy & Home Medical Equipment
Southwest Michigan Health Network Inc.	Michigan
Southwest Surgery Center, LLC	Illinois
Southwest Surgical Center, LLC	Minnesota	Orthopaedic Institute Surgery Center
Space Coast Surgical Center, Ltd.	Florida	Merritt Island Surgery Center
Spartanburg Surgery Center, LLC	South Carolina
Specialists in Urology Surgery Center, LLC	Florida
Specialized Pharmaceuticals, Inc.	Pennsylvania
Specialty Benefits, LLC	Delaware	EyeFit EyeFit Vision Center EyeFit Vision Centers
Specialty Billing Solutions, LLC	Colorado
Specialty Surgical Center, LLC	New Jersey
Spectera of New York, IPA, Inc.	New York
Spectera, Inc.	Maryland
Sports and Spinal Physical Therapy, Inc.	District of Columbia
SRPS, LLC	Delaware
SSSC Holdings, LLC	Indiana
St. Cloud Outpatient Surgery, Ltd., a Minnesota Limited Partnership	Minnesota
St. Cloud Surgical Center, LLC	Delaware
St. Louis Cardiovascular Institute, LLC	Missouri
St. Louis Specialty Surgical Center, LLC	Missouri
Stonegate JV Partners, LLC	Texas
Stonegate Surgery Center, L.P.	Texas
Summer Street ASC, LLC	Connecticut
SunSurgery, LLC	Delaware
Surgery Center at Cherry Creek, LLC	Colorado
Surgery Center at Cottonwood, LLC	Utah
Surgery Center at Grove Creek, LLC	Utah
Surgery Center at Kissing Camels, LLC	Colorado
Surgery Center at South Ogden, LLC	Utah
Surgery Center at St. Vincent, LLC	Oregon
Surgery Center Holding, LLC	Delaware
Surgery Center of Boca Raton, Inc.	Florida
Surgery Center of Colorado Springs, LLC	Delaware
Surgery Center of Des Moines, LLC	Delaware
Surgery Center of Easton, LLC	Delaware
Surgery Center of Ellicott City, Inc.	Delaware

Surgery Center of Fairfield County, LLC	Delaware
Surgery Center of Fort Collins, LLC	Colorado
Surgery Center of Lexington, LLC	Delaware
Surgery Center of Louisville, LLC	Delaware
Surgery Center of Maui, LLC	Delaware
Surgery Center of Mt. Scott, LLC	Oregon
Surgery Center of Muskogee, LLC	Delaware
Surgery Center of Rockville, L.L.C.	Maryland
Surgery Center of Southern Pines, LLC	Delaware
Surgery Center of The Woodlands, LLC	Texas
Surgery Centers of Des Moines, Ltd., an Iowa Limited Partnership	Iowa
Surgery Centers-West Holdings, LLC	Delaware
Surgical Care Affiliates Political Action Committee	Alabama
Surgical Care Affiliates, LLC	Delaware
Surgical Care Partners of Melbourne, LLC	Delaware
Surgical Caregivers of Fort Worth, LLC	Texas
Surgical Center of Greensboro, LLC	North Carolina
Surgical Center of San Diego, LLC	California
Surgical Center of South Jersey, Limited Partnership	New Jersey
Surgical Center of Tuscaloosa Holdings, LLC	Alabama
Surgical Eye Experts, LLC	Massachusetts
Surgical Health Of Orlando, LLC	Florida
Surgical Health, LLC	Delaware
Surgical Hospital Holdings of Oklahoma, LLC	Delaware
Surgical Management Solutions, LLC	Delaware
Surgicare of Central Jersey, LLC	New Jersey
Surgicare of Jackson, LLC	Delaware
Surgicare of Jackson, Ltd., a Mississippi Limited Partnership	Mississippi
Surgicare of Joliet, Inc.	Illinois
Surgicare of La Veta, Inc.	California
Surgicare of La Veta, Ltd., a California Limited Partnership	California
Surgicare of Minneapolis, LLC	Delaware
Surgicare of Minneapolis, Ltd., a Minnesota Limited Partnership	Minnesota
Surgicare of Mobile, LLC	Delaware
Surgicare of Mobile, Ltd.	Alabama
Surgicare of Oceanside, Inc.	California
Surgicare of Owensboro, LLC	Delaware
Surgicare of Salem, LLC	Delaware
Surgicare, LLC	Indiana
Surgicenters of Southern California, Inc.	California
SVHS-SCA Florida JV, LLC	Delaware
Symphonix Health Holdings LLC	Delaware
T.M. Carr, M.D., P.C.	Tennessee

TeamMD Holdings, Inc.	Delaware
TeamMD Iowa, Inc.	Delaware
TeamMD Physicians of Texas, Inc.	Texas	UnitedHealthcare Alief Clinic
TeamUP Insurance Services, Inc.	California
Tecnología de Información en Salud S.A.	Chile
Texas Health Craig Ranch Surgery Center, LLC	Texas
Texas Health Flower Mound Orthopedic Surgery Center, LLC	Texas
Texas Health Orthopedic Surgery Center Alliance, LLC	Texas
Texas Health Surgery Center Alliance, LLC	Texas
Texas Health Surgery Center Bedford, LLC	Texas
Texas Health Surgery Center Chisholm Trail, LLC	Texas
Texas Health Surgery Center Irving, LLC	Texas
Texas Health Surgery Center Las Colinas, LLC	Texas
Texas Health Surgery Center Preston Plaza, LLC	Texas
Texas Health Surgery Center Rockwall, LLC	Texas
Texas Health Surgery Center Southwest Fort Worth, LLC	Texas
Texas Health Surgery Center Waxahachie, LLC	Texas
Texas Health Surgery Center Willow Park, LLC	Texas
The Advisory Board Company	Delaware	The Delaware Advisory Board Company
The Alaska Hospitalist Group, LLC	Alaska
The Chesapeake Life Insurance Company	Oklahoma
The Eye Surgery Center of the Carolinas, L.P.	North Carolina
The Intensivist Group of Langhorne, LLC	Pennsylvania
The Lewin Group, Inc.	North Carolina	Lewin
The Outpatient Surgery Center of Hilton Head, LLC	South Carolina
The Polyclinic MSO, LLC	Delaware
The Surgery Center of Easton, L.P.	Tennessee
The Surgical Center of Connecticut, LLC	Connecticut
The Surgical Center of the Treasure Coast, L.L.C.	Florida
Thomas Johnson Surgery Center, LLC	Maryland
Three Rivers Holdings, Inc.	Delaware
Three Rivers Surgical Care, L.P.	Tennessee
THR-SCA Holdings, LLC	Texas
Tmesys, LLC	Florida
Topimagem Diagnóstico por Imagem Ltda.	Brazil
Trails Edge Surgery Center, LLC	Florida
Trauma Surgery Affiliates, LLC	Texas
Travel Express Incorporated	Maryland
Treasure Valley Emerald Properties, LLC	Delaware
Treasure Valley Hospital Limited Partnership	Idaho
Tri-City Medical Center ASC Operators, LLC	California
Tri-County Surgery Center, LLC	Pennsylvania
Trinity Cardiovascular Care, PLLC	Texas
Tufts Health Freedom Insurance Company	New Hampshire	Tufts Health Freedom Plan UnitedHealthcare Freedom Plans
Tufts Health Freedom Plans, Inc.	Delaware
Tuscaloosa Surgical Center, L.P.	Alabama

U.S. Behavioral Health Plan, California	California	OptumHealth Behavioral Solutions of California
UCSD Ambulatory Surgery Center, LLC	Delaware
UCSD Center for Surgery of Encinitas, L.P.	California
UCSD Surgical Center of San Diego, LLC	California
UCSD-SCA Holdings I, LLC	Delaware
UCSD-SCA Holdings II, LLC	Delaware
UHC Finance (Ireland) Unlimited Company	Dublin
UHC International Services, Inc.	Delaware
UHC of California	California	PacifiCare PacifiCare of California Secure Horizons UnitedHealthcare of California
UHCG – FZE	Dubai
UHCG Holdings (Ireland) Limited	Ireland
UHCG Services (Ireland) Limited	Ireland
UHG Brasil Participações S.A.	Brazil
UHG Holdings UK IV Limited	United Kingdom
UHG Holdings UK V Limited	England
UHG Holdings UK VI Limited	United Kingdom
UHIC Holdings, Inc.	Delaware	OneNet PPO
UMR, Inc.	Delaware	Fiserv Health - Wausau Benefits
Unidad Médica Diagnóstico S.A.	Colombia
Unimerica Insurance Company	Wisconsin	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	New York
Unison Health Plan of Delaware, Inc.	Delaware	UnitedHealthcare Community Plan
United Behavioral Health	California	Life Strategies Optum Idaho OptumHealth Behavioral Solutions Plan 21, Incorporated Plan 21, INCORPORATED United Behavioral Health (Inc.) United Behavioral Health, Inc.
United Behavioral Health of New York, I.P.A., Inc.	New York
United Group Reinsurance, Inc.	Grand Turk
United Health Foundation	Minnesota
United HealthCare Services, Inc.	Minnesota	AmeriChoice
EverCare
Evercare
Health Professionals Review
Healthmarc
HealthPro
Institute for Human Resources
UHC Management Company
UHC Management Company, Inc.
United HealthCare Corporation
United HealthCare Management Company, Inc.
United HealthCare Management Services
United HealthCare Services of Minnesota
United HealthCare Services of Minnesota, Inc.
United Resource Networks
United Resource Networks, Inc.
UnitedHealthcare
UnitedHealthcare MedicareStore

United in Advancing Health Equity Foundation	Minnesota
United Medical Park ASC, LLC	Iowa
United Resource Networks IPA of New York, Inc.	New York
UnitedHealth Advisors, LLC	Maine	UHA Insurance Agency, LLC UnitedHealthcare
UnitedHealth Group Employee Assistance Fund	Minnesota
UnitedHealth Group Incorporated	Delaware
UnitedHealth Group International Finance (Ireland) Unlimited Company	Ireland
UnitedHealth International, Inc.	Delaware
UnitedHealth Military & Veterans Services, LLC	Delaware
UnitedHealthcare Benefits of Texas, Inc.	Texas	UnitedHealthcare Health Plan of Texas, Inc.
UnitedHealthcare Benefits Plan of California	California
UnitedHealthcare Children's Foundation, Inc.	Maryland
UnitedHealthcare Community Plan of California, Inc.	California
UnitedHealthcare Community Plan of Georgia, Inc.	Georgia
UnitedHealthcare Community Plan of Ohio, Inc.	Ohio	UnitedHealthcare Community Plan
UnitedHealthcare Community Plan of Texas, L.L.C.	Texas
UnitedHealthcare Community Plan, Inc.	Michigan
UnitedHealthcare Consulting & Assistance Service (Beijing) Co., Ltd.	China
UnitedHealthcare Europe S.á r.l.	Luxembourg
UnitedHealthcare Global Medical (UK) Limited	United Kingdom
UnitedHealthcare Insurance Company	Connecticut	UnitedHealthcare Community Plan of Texas
UnitedHealthcare Insurance Company of America	Illinois
UnitedHealthcare Insurance Company of Illinois	Illinois
UnitedHealthcare Insurance Company of New York	New York
UnitedHealthcare Insurance Company of the River Valley	Illinois
UnitedHealthcare Insurance Designated Activity Company	Ireland
UnitedHealthcare Integrated Services, Inc.	Arizona	UnitedHealthcare Community Plan
UnitedHealthcare International Asia, LLC	Delaware
UnitedHealthcare International I B.V.	Netherlands
UnitedHealthcare International II S.á r.l.	Luxembourg
UnitedHealthcare International III B.V.	Netherlands
UnitedHealthcare International III S.á r.l.	Luxembourg
UnitedHealthcare International IV S.á r.l.	Luxembourg
UnitedHealthcare International VII S.à r.l.	Luxembourg
UnitedHealthcare International VIII S.à r.l.	Luxembourg
UnitedHealthcare International X S.à r.l.	Luxembourg
UnitedHealthcare Life Insurance Company	Wisconsin
UnitedHealthcare of Alabama, Inc.	Alabama
UnitedHealthcare of Arizona, Inc.	Arizona
UnitedHealthcare of Arkansas, Inc.	Arkansas	Complete Health
UnitedHealthcare of Colorado, Inc.	Colorado	MetraHealth Care Plan

UnitedHealthcare of Florida, Inc.	Florida	Community and State Plan of Florida UnitedHealthcare Community Plan UnitedHealthcare Community Plan of Florida
UnitedHealthcare of Georgia, Inc.	Georgia	United HealthCare of Georgia
UnitedHealthcare of Illinois, Inc.	Illinois	UnitedHealthcare Community Plan of Minnesota
UnitedHealthcare of Kentucky, Ltd.	Kentucky
UnitedHealthcare of Louisiana, Inc.	Louisiana	UnitedHealthcare Community Plan
UnitedHealthcare of Mississippi, Inc.	Mississippi
UnitedHealthcare of New England, Inc.	Rhode Island
UnitedHealthcare of New Mexico, Inc.	New Mexico
UnitedHealthcare of New York, Inc.	New York	UnitedHealthcare Community Plan
UnitedHealthcare of North Carolina, Inc.	North Carolina
UnitedHealthcare of Ohio, Inc.	Ohio
UnitedHealthcare of Oklahoma, Inc.	Oklahoma	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons UnitedHealthcare Community Plan of Oklahoma
UnitedHealthcare of Oregon, Inc.	Oregon
UnitedHealthcare of Pennsylvania, Inc.	Pennsylvania	UnitedHealthcare Community Plan for Families UnitedHealthcare Community Plan for Kids UnitedHealthcare Community Plan of Pennsylvania UnitedHealthcare Dual Complete
UnitedHealthcare of South Carolina, Inc.	South Carolina
UnitedHealthcare of Texas, Inc.	Texas
UnitedHealthcare of the Mid-Atlantic, Inc.	Maryland	UnitedHealthcare Community Plan of Virginia
UnitedHealthcare of the Midlands, Inc.	Nebraska
UnitedHealthcare of the Midwest, Inc.	Missouri
UnitedHealthcare of the Rockies, Inc.	Utah
UnitedHealthcare of Utah, Inc.	Utah	UnitedHealthcare of Idaho, Inc.
UnitedHealthcare of Washington, Inc.	Washington	PacifiCare Secure Horizons UnitedHealthcare UnitedHealthcare Community Plan
UnitedHealthcare of Wisconsin, Inc.	Wisconsin
UnitedHealthcare Parekh Insurance TPA Private Limited	Maharashtra
UnitedHealthcare Plan of the River Valley, Inc.	Illinois
UnitedHealthcare Service LLC	Delaware
UnitedHealthcare Specialty Benefits, LLC	Maine	UnitedHealthcare Specialty Benefits WorkUp, LLC
UnitedHealthcare, Inc.	Delaware
Unity Health Network, LLC	Delaware
UPHT-SCA Holdings, LLC	Delaware
Upland Holdings, LLC	California
Upland Outpatient Surgical Center, L.P.	California
Urgent Care Holdings, Inc.	Delaware

Urgent Care MSO, LLC	Delaware
Urology Associates of North Texas, P.L.L.C.	Texas
USHEALTH Academy, Inc.	Texas
USHEALTH Administrators, LLC	Delaware
USHEALTH Advisors, LLC	Texas
USHEALTH Career Agency, Inc.	Delaware
USHEALTH Funding, Inc.	Delaware
USHEALTH Group, Inc.	Delaware
USMD Administrative Services, L.L.C.	Texas
USMD Affiliated Services	Texas	USMD Physician Services
USMD ASC IV1, LLC	Texas
USMD ASC IV2, LLC	Texas
USMD Holdings, Inc.	Delaware
USMD Hospital at Arlington, L.P.	Texas
USMD Hospital at Fort Worth, L.P.	Texas
USMD Inc.	Texas
USMD PPM, LLC	Texas
Valley Hospital, L.L.C.	Washington
Valley Physicians Network, Inc.	California
Vascular Labs of the Rockies ASC, LLC	Delaware
Vascular Labs of the Rockies, PLLC	Colorado
Verta Management Services, LLC	Delaware
Via Vitae MSO, LLC	Delaware
Vida Integra S.p.A.	Chile
Vida Tres S.A.	Chile
Virtua-SCA Holdings II, LLC	Delaware
Virtua-SCA Holdings, LLC	New Jersey
Vivify Health Canada, Inc.	British Columbia
Vivify Health, Inc.	Delaware
VPay Benefits Corporation	Texas
VPay Intermediate Holdings, LLC	Delaware
VPay, Inc.	Texas
Wake Forest Ambulatory Ventures, LLC	North Carolina
Walnut Creek Endoscopy Center LLC	California
Walnut Hill Surgery Center, LLC	Texas
Wauwatosa Outpatient Surgery Center, LLC	Delaware
Wauwatosa Surgery Center, LLC	Delaware
Wayland Square Surgicare Acquisition, L.P.	Rhode Island
Wayland Square Surgicare GP, Inc.	Rhode Island
Waypoint Minnesota PC	Minnesota

WellMed Medical Management of Florida, Inc.	Florida	Optum of Hialeah
Optum of Little Havana
Optum of Red Road
Optum of Westchester
WellMed at 9th Ave North
WellMed at Apollo Beach
WellMed at Apollo Beach Blvd.
WellMed at Apopka
WellMed at Bartow
WellMed at Bay Area
WellMed at Bayside
WellMed at Brandon Regional
WellMed at Carrollwood
WellMed at Countryway
WellMed at Countryway Blvd.
WellMed at Cypress Village Blvd.
WellMed at Cyprus Village
WellMed at Davenport
WellMed at Deltona
WellMed at Downtown Clearwater
WellMed at Dr. Phillips
WellMed at Elk Mountain
WellMed at Elk Mountain Dr
WellMed at Flamingo
WellMed at Fort Pierce
WellMed at Gunn
WellMed at Gunn Hwy.
WellMed at Haines City
WellMed at Haverford
WellMed at Haverford Ave.
WellMed at Hillmoor
WellMed at Kenwood
WellMed at Lake Copeland
WellMed at Lakeshore
WellMed at Lakewood
WellMed at Lawnwood
WellMed at Linbaugh
WellMed at Linebaugh Ave.
WellMed at Longwood
WellMed at N. Tamiami Trail
WellMed at New Tampa
WellMed at North Carrollwood
WellMed at North Florida Ave.
WellMed at Oak Commons
WellMed at Pelican
WellMed at Piper
WellMed at Plant City - Family Practice Center
WellMed at Port St. Lucie West
WellMed at Sandlake Commons
WellMed at Sanford
WellMed at SE Lakeland
WellMed at Sebastian
WellMed at Semoran
WellMed at Sheldon
WellMed at Sheldon Rd.
WellMed at South Habana
WellMed at South Stuart
WellMed at Sun City Plaza
WellMed at Sun Lake
WellMed at Tarpon Springs
WellMed at Trinity
WellMed at Wesley Chapel
WellMed Medical Group
WellMed Medical Management, Inc.	Texas
West Coast Endoscopy Holdings, LLC	Delaware
Western Connecticut Orthopedic Surgical Center, LLC	Connecticut

Westgreen Surgical Center, LLC	Texas	Houston Orthopedic & Spine Surgery Center
WestHealth JV Holdings, LLC	Delaware
WestHealth Surgery Center, LLC	Minnesota
WESTMED Practice Partners LLC	Delaware
Wilson Creek Surgical Center, LLC	Texas
Winchester Endoscopy, LLC	Illinois
Winter Park Surgery Center, L.P.	Tennessee
Winter Park, LLC	Tennessee
Woodbury Surgery Center, LLC	Minnesota
XAS Infusion Suites, Inc.	Texas	Diplomat Specialty Infusion Group
XLHealth Corporation	Maryland	XLHealth
XLHealth Corporation India Private Limited	Karnataka